Exhibit 4.28

EXECUTION VERSION

Dated 2 December 2022

TRIP.COM GROUP LIMITED

攜程集團有限公司

as Borrower

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH

DBS BANK LTD.

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

STANDARD CHARTERED BANK (HONG KONG) LIMITED

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH

as Mandated Lead Arrangers and Bookrunners

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH

BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH

BANK OF COMMUNICATIONS (HONG KONG) LIMITED

CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH

CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH

SHANGHAI RURAL COMMERCIAL BANK CHANGNING BRANCH

MIZUHO BANK, LTD.

CHINA MERCHANTS BANK SHANGHAI BRANCH

NANYANG COMMERCIAL BANK, LIMITED

as Mandated Lead Arrangers

CHINA BOHAI BANK CO., LTD., HONG KONG BRANCH

CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH

CHINA EVERBRIGHT BANK CO., LTD., HONG KONG BRANCH

CMB WING LUNG BANK LIMITED

CMB WING LUNG BANK LIMITED SHANGHAI BRANCH

as Lead Arrangers

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH

SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD., ACTING THROUGH ITS HONG KONG BRANCH

THE BANK OF EAST ASIA (CHINA) LIMITED SHANGHAI BRANCH 東亞銀行(中國)有限公司上海分行

CHONG HING BANK LIMITED

as Arrangers

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 HERETO

as Original Lenders

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH

DBS BANK LTD.

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

STANDARD CHARTERED BANK (HONG KONG) LIMITED

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH

as Sustainability-linked Loan Coordinators

and

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

as Agent

FACILITY AGREEMENT

for a US$1,488,000,000 and HK$80,000,000 Dual Tranche Term Loan Facility

Contents

clause		Page
1	Definitions and Interpretation	2
2	The Facilities	24
3	Purpose	26
4	Conditions of Utilisation	26
5	Utilisation	27
6	Repayment	28
7	Prepayment and Cancellation	28
8	Interest	32
9	Interest Periods	33
10	Changes to the Calculation of Interest	34
11	Fees	36
12	FATCA	36
13	Increased Costs	38
14	Mitigation by the Lenders	39
15	Other Indemnities	40
16	Costs and Expenses	41
17	Representations	41
18	Information Undertakings	45
19	Financial Covenants	48
20	Sustainability-linked Loan Provisions	50
21	General Undertakings	53
22	Events of Default	59
23	Changes to the Lenders	61
24	Changes to the Borrower	66
25	Role of the Administrative Parties	66
26	Sharing among the Finance Parties	73

27	Payment Mechanics	75
28	Set-off	77
29	Notices	77
30	Calculations and Certificates	79
31	Partial Invalidity	79
32	Remedies and Waivers	80
33	Amendments and Waivers	80
34	Confidential Information	82
35	Confidentiality of Funding Rates	85
36	Counterparts	86
37	Governing Law	86
38	Enforcement	86
Schedule 1 Original Lenders		88
Schedule 2 Conditions Precedent		89
Schedule 3 Requests		90
Schedule 4 Form of Transfer Certificate		91
Schedule 5 Form of Assignment Agreement		92
Schedule 6 Form of Compliance Certificate		93
Schedule 7 Timetables		94
Schedule 8 Sustainability Performance Targets		95
Schedule 9 Form of Sustainability Performance Certificate		96
Schedule 10 Form of Incremental Facility Notice		97
Schedule 11 Banking (Exposure Limits) Rules		98
Schedule 12 Compounded Rate Terms		99
Schedule 13 Daily Non-Cumulative Compounded RFR Rate		100
Schedule 14 Cumulative Compounded RFR Rate		101

THIS AGREEMENT is dated 2 December 2022 and made

BETWEEN:

(1)

TRIP.COM GROUP LIMITED 攜程集團有限公司, an exempted company with limited liability incorporated under the laws of the Cayman Islands with registration number 97668 and its registered office at P.O. Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands and registered as a non-Hong Kong company under part 16 of the Companies Ordinance with registration number F0029075 and dually listed on The Nasdaq Stock Market (the NDAQ) (Stock Code TCOM) and The Stock Exchange of Hong Kong Limited (the HKEX) (Stock Code 9961) (the Borrower);

(2)

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH (CHINA CONSTRUCTION BANK CORPORATION IS A COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY), DBS BANK LTD. (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY), THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, STANDARD CHARTERED BANK (HONG KONG) LIMITED and INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY) as mandated lead arrangers and bookrunners (in this capacity, whether acting individually or together, the Mandated Lead Arrangers and Bookrunners);

(3)

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH (INCORPORATED IN PRC WITH LIMITED LIABILITY), BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY), CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), SHANGHAI RURAL COMMERCIAL BANK CHANGNING BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), CHINA MERCHANTS BANK SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY) and NANYANG COMMERCIAL BANK, LIMITED as mandated lead arrangers (in this capacity, whether acting individually or together, the Mandated Lead Arrangers);

(4)

CHINA BOHAI BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY), CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), CHINA EVERBRIGHT BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY), CMB WING LUNG BANK LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY) and CMB WING LUNG BANK LIMITED SHANGHAI BRANCH (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY) as lead arrangers (in this capacity, whether acting individually or together, the Lead Arrangers);

(5)

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA), SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD., ACTING THROUGH ITS HONG KONG BRANCH (A FINANCIAL INSTITUTION INCORPORATED UNDER THE LAWS OF THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY), THE BANK OF EAST ASIA (CHINA) LIMITED SHANGHAI BRANCH 東亞銀行(中國)有限公司上海分行 (INCORPORATED IN THE PRC WITH LIMITED LIABILITY) and CHONG HING BANK LIMITED as arrangers (in this capacity, whether acting individually or together, the Arrangers);

(6)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (Original Lenders) as lenders (the Original Lenders);

(7)

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH (CHINA CONSTRUCTION BANK CORPORATION IS A COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY), DBS BANK LTD. (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY), THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, STANDARD CHARTERED BANK (HONG KONG) LIMITED and INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY) as sustainability-linked loan coordinators (in this capacity, whether acting individually or together, the Sustainability-linked Loan Coordinators); and

(8)	THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED as agent of the Finance Parties (other than itself) (the Agent).

IT IS AGREED as follows:

1	Definitions and Interpretation

1.1	Definitions

In this Agreement:

Additional Business Day means any day specified as such in the Compounded Rate Terms.

Adjusted Margin means, during any Margin Reduction Period and in respect of any relevant Facility, the percentage rate per annum set out in the column headed “Adjusted Margin (percentage rate per annum)” in the table set out in paragraph (a)(ii) or, as the case may be, paragraph (b)(ii) of the definition of Margin.

Administrative Party means each of the Agent, the Sustainability-linked Loan Coordinators, the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers and the Arrangers.

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

Anti-Bribery and Corruption Laws means all laws, rules, and regulations issued, administered or enforced by the United States of America, the United Kingdom, the European Union or any of its member states, or any other country or governmental agency, which are applicable to the Borrower or any other member of the Group from time to time concerning or relating to bribery or corruption, including:

(a)	the United States Foreign Corrupt Practices Act 1977; and

(b)	the United Kingdom Bribery Act 2010.

Anti-Terrorism Law means the US Patriot Act, the US Money Laundering Control Act of 1986 (18 USC sect. 1956), the US Executive Order No. 13224 on Terrorist Financing: Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, issued 23 September 2001, as amended by Order 13268 or any similar law enacted in the United States, any member nation of the European Union, the United Nations, the United Kingdom, the Cayman Islands, Hong Kong, the People’s Republic of China or other applicable jurisdictions.

APLMA means the Asia Pacific Loan Market Association Limited.

Assignment Agreement means an agreement substantially in the form set out in Schedule 5 (Form of Assignment Agreement) or any other form agreed between the relevant assignor, assignee and the Agent.

Authorisation means:

(a)	an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, lodgement or registration; or

(b)

in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

Availability Period means:

(a)	in relation to the Original Facility, the period from and including the date of this Agreement to and including the date falling six Months from the date of this Agreement; and

(b)

in relation to the Incremental Facility, the period from and including the Incremental Facility Establishment Date to and including the date falling six Months from the Incremental Facility Establishment Date.

Available Commitment means, in relation to a Facility, a Lender’s Commitment minus:

(a)	the amount of its participation in any outstanding Loans under that Facility; and

(b)	in relation to any proposed Utilisation, the amount of its participation in any Loans that are due to be made under that Facility on or before the proposed Utilisation Date.

Available Facility means, in relation to a Facility, the aggregate for the time being of each Lender’s Available Commitment in respect of that Facility.

Bail-In Action means the exercise of any Write-down and Conversion Powers.

Bail-In Legislation means in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and in relation to the United Kingdom, the UK Bail-In Legislation.

Base Currency Amount means, in relation to any amount of Incremental Facility Commitments that is not denominated in US dollars, such amount converted into US dollars utilising the Agent’s spot rate of exchange (or, if the Agent does not have an available spot rate of exchange, any publicly available spot rate of exchange selected by the Agent (acting reasonably)) for the purchase of US dollars with that other currency at or about 11am on the date of the relevant Incremental Facility Notice.

Baseline Performance Figure means, in respect of each KPI, the baseline performance figure set out as such in Schedule 8 (Sustainability Performance Targets).

Break Costs means:

(a)	in relation to a Term Rate Loan, the amount (if any) by which:

(i)

the interest (excluding Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount of that Loan or Unpaid Sum received been paid on the last day of that Interest Period exceeds:

(ii)

the amount which that Lender would be able to obtain by placing an amount equal to the principal amount in that Loan or Unpaid Sum received by it on deposit with a leading bank in the Relevant Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period; or

(b)	in relation to a Compounded Rate Loan, any amount specified as such in the Compounded Rate Terms.

Business Day means:

(a)

in relation to any date for the payment or purchase of US dollars or the determination of the first day or last day of an Interest Period of a Compounded Rate Loan or an Unpaid Sum under any Compounded Rate Loan, a day (other than a Saturday or Sunday) on which banks are open for general business in Hong Kong, Beijing and New York and an Additional Business Day;

(b)

in relation to any date for payment or purchase of Hong Kong dollars or for the purpose of the definition of Quotation Day, a day (other than a Saturday or Sunday) on which banks are open for general business in Hong Kong and Beijing; and

(c)	in relation to any other matters, a day (other than a Saturday or Sunday) on which banks are open for general business in Hong Kong and Beijing.

Central Bank Rate has the meaning given to that term in the Compounded Rate Terms.

Central Bank Rate Adjustment has the meaning given to that term in the Compounded Rate Terms.

Central Bank Rate Spread has the meaning given to that term in the Compounded Rate Terms.

Code means the US Internal Revenue Code of 1986.

Change of Control has the meaning given to it in clause 7.2 (Change of Control).

Co-founders means:

(a)	James Jianzhang Liang;

(b)	Min Fan;

(c)	Neil Nanpeng Shen; and

(d)	Qi Ji.

Commitment means an Original Facility Commitment or an Incremental Facility Commitment.

Compliance Certificate means a certificate delivered pursuant to clause 18.2 (Compliance Certificate) substantially in the form set out in Schedule 6 (Form of Compliance Certificate).

Compounded Rate Interest Payment means the aggregate amount of interest that:

(a)	is, or is scheduled to become, payable under any Finance Document; and

(b)	relates to a Compounded Rate Loan.

Compounded Rate Loan means any Loan or, if applicable, Unpaid Sum which is not a Term Rate Loan.

Compounded Rate Supplement means a document which:

(a)	is agreed in writing by the Borrower and the Agent (acting on the instructions of Majority Lenders);

(b)	specifies the relevant terms which are expressed in this Agreement to be determined by reference to Compounded Rate Terms; and

(c)	has been made available to the Borrower and each Finance Party.

Compounded Rate Terms means the terms set out in Schedule 12 (Compounded Rate Terms) or in any Compounded Rate Supplement.

Compounded Reference Rate means, in relation to any RFR Banking Day during the Interest Period of a Compounded Rate Loan, the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day.

Compounding Methodology Supplement means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which:

(a)	is agreed in writing by the Borrower, the Agent (in its own capacity) and the Agent (acting on the instructions of Majority Lenders);

(b)	specifies a calculation methodology for that rate; and

(c)	has been made available to the Borrower and each Finance Party.

Confidential Information means all information relating to the Borrower, the Group, any Finance Party, the Finance Documents or a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or the Facilities from:

(a)	any member of the Group or any of its advisers;

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers; or

(c)	(in relation to the information relating to any Finance Party) another Finance Party,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes:

(i)	information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of clause 34 (Confidential Information);

(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers (other than information in relation to any Finance Party); or

(C)

is known by that Finance Party before the date the information is disclosed to it in accordance with paragraph (a), (b) or (c) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, in the case of paragraph (a) or (b) above, unconnected with the Group or, in the case of paragraph (c) above, unconnected with such other Finance Party and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)	any Funding Rate.

Confidentiality Undertaking means a confidentiality undertaking substantially in a recommended form of the APLMA or in any other form agreed between the Borrower and the Agent.

Consolidated Total Assets has the meaning given to that term in clause 19.1 (Financial definitions).

Control means where one person (either directly or indirectly and whether by share capital, voting power, contract or otherwise) has the power to appoint and/or remove the majority of the members of the governing body of another person or otherwise controls or has the power to control the affairs and policies of that other person and that other person is taken to be “Controlled” by the first person.

Cumulative Compounded RFR Rate means, in relation to an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 14 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

Current Interest Period has the meaning given to it in clause 9.3(b) (Consolidation of Loans).

Daily Non-Cumulative Compounded RFR Rate means in relation to any RFR Banking Day during an Interest Period for a Loan, the percentage rate per annum determined by the Agent (or by any other Finance Party which agrees to determine that rate in place of the Agent) in accordance with the methodology set out in Schedule 13 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

Daily Rate means the rate specified as such in the Compounded Rate Terms.

Default means an Event of Default or any event or circumstance specified in clause 22 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

Disruption Event means either or both of:

(a)

a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with a Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; and

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

EEA Member Country means any member state of the European Union, Iceland, Liechtenstein and Norway.

Environmental Claim means any claim, proceeding or investigation by any person in respect of any Environmental Law.

Environmental Law means any applicable law in any jurisdiction in which any member of the Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

Environmental Permits means any Authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by the relevant member of the Group.

EU Bail-In Legislation Schedule means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

Event of Default means any event or circumstance specified as such in clause 22 (Events of Default).

Excluded Existing Facility means the “Original Tranche C Facility” of the USD1,000,000,000 transferable term and revolving loan facility agreement dated 3 April 2020 and entered into between, amongst others, the Borrower as borrower and Standard Chartered Bank (Hong Kong) Limited as facility agent.

Existing Facilities means the USD1,000,000,000 transferrable term and revolving loan facilities (together with any subsequent incremental facility entered into thereunder) under the facility agreement dated 3 April 2020 and entered into between, amongst others, the Borrower as borrower and Standard Chartered Bank (Hong Kong) Limited as facility agent, excluding the Excluded Existing Facility.

External Verification Provider means the SPC Verification Provider or the SPO Provider.

External Verification Provider Replacement Consultation Period has the meaning given to that term in clause 20.3(b) (External Verification Provider).

External Verification Provider Replacement Event means an External Verification Provider notifying the Borrower (or the Borrower otherwise becoming aware) that the relevant External Verification Provider:

(a)

will no longer issue the Second Party Opinion, Sustainability Performance Certificate or (as the case may be) the relevant opinion, document or report certifying achievement of the Sustainability Performance Targets for the Relevant Sustainability Performance Period; and/or

(b)	will terminate or cancel its appointment as External Verification Provider.

Facility means an Original Facility or the Incremental Facility.

Facility Office means the office or offices notified by a Lender to the Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

FATCA means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;

(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Application Date means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or

(b)

in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA.

FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.

Fee Letter means any letter or letters referring to this Agreement between one or more Administrative Parties and the Borrower setting out any of the fees referred to in clause 11 (Fees).

Final Repayment Date means the date falling 36 Months from the first Utilisation Date.

Finance Document means:

(a)	this Agreement;

(b)	any Fee Letter;

(c)	any Utilisation Request;

(d)	the Incremental Facility Notice;

(e)	any Compounded Rate Supplement;

(f)	any Compounding Methodology Supplement; and

(g)	any other document designated as such by the Agent and the Borrower.

Finance Party means the Agent, a Sustainability-linked Loan Coordinator, a Mandated Lead Arranger and Bookrunner, a Mandated Lead Arranger, a Lead Arranger, an Arranger or a Lender.

Financial Close means the date on which the Agent gives notice to the Borrower under paragraph (a) of clause 4.1 (Initial conditions precedent).

Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)

any amount raised under any other transaction (including any forward sale or purchase agreement) of a type not referred to in any other paragraph of this definition having the commercial effect of a borrowing;

(g)

any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value (or, if any actual amount is due as a result of the termination or close-out of that derivative transaction, that amount) shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

Financial Stability Board means the Financial Stability Board established by Charter dated 25 September 2009 and endorsed by the Heads of State and Government of the G20.

Foreign Public Official means an individual who:

(a)

holds a legislative, administrative or judicial position of any kind, whether appointed or elected, of a country or territory outside the United Kingdom (or any subdivision of such a country or territory);

(b)	exercises a public function:

(i)	for or on behalf of a country or territory outside the United Kingdom (or any subdivision of such a country or territory), or

(ii)	for any public agency or public enterprise of that country or territory (or subdivision), or

(c)	is an official or agent of a public international organisation.

Funding Rate means any individual rate notified by a Lender to the Agent pursuant to clause 10.4(a)(ii) (Cost of funds).

GAAP means generally accepted accounting principles in the US, including IFRS.

Governmental Agency means any government or any governmental agency, semi-governmental or judicial entity or authority (including any stock exchange or any self-regulatory organisation established under statute).

Group means the Borrower and its Subsidiaries from time to time.

Group Structure Chart means:

(a)

the structure chart for the Group disclosed in Form 20-F submitted by or on behalf of the Borrower to the US Securities and Exchange Commission for the year 2021, and which is to be delivered under clause 4.1 (Initial conditions precedent); or

(b)

(as the case may be) such updated structure chart delivered under clause 18.2 (Compliance Certificate), which is (if applicable) disclosed in Form 20-F submitted by or on behalf of the Borrower to the US Securities and Exchange Commission for subsequent years.

HIBOR means, in relation to any Term Rate Loan:

(a)	the applicable Screen Rate as of the Specified Time for Hong Kong dollars and for a period equal in length to the Interest Period of that Term Rate Loan; and

(b)	as otherwise determined pursuant to clause 10.2 (Unavailability of Screen Rate),

and if, in either case, that rate is less than zero, HIBOR shall be deemed to be zero.

Holding Company means, in relation to a person, any other person in respect of which it is a Subsidiary.

HSBC Group means HSBC Holdings PLC together with its subsidiary undertakings from time to time.

IFRS means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

Illegality Event has the meaning given to it in clause 7.1 (Illegality).

Incremental Facility Commitment means:

(a)

in relation to an Initial Incremental Facility Lender, the amount set out opposite its name under the heading Incremental Facility Commitment in the Incremental Facility Notice and the amount of any other Incremental Facility Commitment it acquires under this Agreement; and

(b)	in relation to any other Lender, the amount of any Incremental Facility Commitment it acquires under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

Incremental Facility Establishment Date means the later of:

(a)	the proposed Incremental Facility Establishment Date specified in the Incremental Facility Notice; and

(b)	the date on which the Agent executes the Incremental Facility Notice.

Incremental Facility Notice means a notice substantially in the form set out in Schedule 10 (Form of Incremental Facility Notice).

Incremental Facility means the term loan facility that may be established and made available under this Agreement as described under clause 2.2 (Incremental Facility).

Incremental Facility Lender means:

(a)	an Initial Incremental Facility Lender; or

(b)	any person which becomes a Lender under the Incremental Facility in accordance with clause 23 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

Incremental Loan means a loan made or to be made under the Incremental Facility or the principal amount outstanding for the time being of that loan.

Indirect Tax means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

Information Memorandum means the document in the form approved by the Borrower concerning the Group which, at the Borrower’s request and on its behalf, was prepared in relation to this transaction and distributed by the Mandated Lead Arrangers and Bookrunners to selected financial institutions before the date of this Agreement.

Initial Incremental Facility Lender means each of the lenders and other financial institutions listed in the Incremental Facility Notice as Initial Incremental Facility Lenders.

Initial Compounded Rate Loan Margin has the meaning given to that term in paragraph (a)(i) of the definition of Margin.

Initial Margin means the Initial Compounded Rate Loan Margin or the Initial Term Rate Loan Margin, as the context may require.

Initial Term Rate Loan Margin has the meaning given to that term in paragraph (b)(i) of the definition of Margin.

Interest Payment means the aggregate amount of interest that:

(a)	is, or is scheduled to become, payable under any Finance Document; and

(b)	relates to a Loan.

Interest Payment Date means the date on which an interest payment is due and payable by the Borrower under clause 8.3 (Payment of interest).

Interest Period means, in relation to a Loan, each period determined in accordance with clause 9 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 8.4 (Default interest).

Interpolated Screen Rate means, in relation to any Term Rate Loan, the rate (rounded upwards to four decimal places) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Term Rate Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Term Rate Loan,

each as of the Specified Time for Hong Kong dollars.

KPI 1 has the meaning given to that term in Schedule 8 (Sustainability Performance Targets).

KPI 2 has the meaning given to that term in Schedule 8 (Sustainability Performance Targets).

KPIs means, collectively, KPI 1 and KPI 2 and KPI means any or a specific one of them, as the context may require.

Lender means an Original Lender or an Incremental Facility Lender.

Listing Event has the meaning given to it in clause 7.3(b) (Listing Event).

LMA means The Loan Market Association.

Loan means an Original Facility A Loan, an Original Facility B Loan or an Incremental Loan and Loans means two or more of them, as the context may require.

Lookback Period means the number of days specified as such in the Compounded Rate Terms.

LSTA means the Loan Syndications and Trading Association.

Majority Lenders means at any time, a Lender or Lenders:

(a)

whose participation in the outstanding Loans and whose Available Commitments then aggregate 66 2/3 per cent. or more of the aggregate of all the outstanding Loans and the Available Commitments of all the Lenders;

(b)	if there is no Loan then outstanding, whose Commitments then aggregate 66 2/3 per cent. or more of the Total Commitments; or

(c)

if there is no Loan then outstanding and the Total Commitments have been reduced to zero, whose Commitments aggregated 66 2/3 per cent. or more of the Total Commitments immediately before the reduction, provided that where (as specified in this Agreement or if the Agent so determines (acting reasonably)) any matter affects only one Facility, the references in this definition of Majority Lenders shall be construed as referring only to those Lenders with participations in the relevant Facility.

Margin means:

(a)	in respect of a Compounded Rate Loan:

(i)	1.40 per cent. per annum (the Initial Compounded Rate Loan Margin); or

(ii)

following classification of the Facilities as Sustainability-linked Facilities under clause 20.1 (Classification and publicity) and so long as the Facilities have not been declassified as such under clause 20.5 (Declassification) on or before the commencement of the applicable Margin Reduction Period and (subject to the provisos below) depending upon the number of Sustainability Performance Targets achieved in respect of the Relevant Sustainability Performance Period as determined pursuant to clause 20.2(b) (Sustainability Performance Certificate), the applicable Adjusted Margin as set out below opposite that number:

No. of Sustainability Performance Targets achieved for the Relevant Sustainability Performance Period	Adjusted Margin (percentage rate per annum)

0	Initial Compounded Rate Loan Margin

1	Initial Compounded Rate Loan Margin minus 0.01%

2	Initial Compounded Rate Loan Margin minus 0.02%

(b)	in respect of a Term Rate Loan:

(i)	1.15 per cent. per annum (the Initial Term Rate Loan Margin); or

(ii)

following classification of the Facilities as Sustainability-linked Facilities under clause 20.1 (Classification and publicity) and so long as the Facilities have not been declassified as such under clause 20.5 (Declassification) on or before the commencement of the applicable Margin Reduction Period and (subject to the provisos below) depending upon the number of Sustainability Performance Targets achieved in respect of the Relevant Sustainability Performance Period as determined pursuant to clause 20.2(b) (Sustainability Performance Certificate), the applicable Adjusted Margin as set out below opposite that number:

No. of Sustainability Performance Targets achieved for the Relevant Sustainability Performance Period	Adjusted Margin (percentage rate per annum)

0	Initial Term Rate Loan Margin

1	Initial Term Rate Loan Margin minus 0.01%

2	Initial Term Rate Loan Margin minus 0.02%

(c)	Paragraphs (a) and (b) above are subject to the following provisos:

(i)	subject to paragraph (ii) below, any applicable Adjusted Margin for any Interest Period of a Loan commencing within the relevant Margin Reduction Period shall only take effect following:

(A)	the receipt by the Agent of the relevant Sustainability Performance Certificate in accordance with clause 20.2(a) (Sustainability Performance Certificate); and

(B)

the determination by the Agent (acting on the instruction of the Majority Lenders) of the number of Sustainability Performance Targets achieved in the Relevant Sustainability Performance Period based on the Sustainability Performance Certificate delivered under clause 20.2(a) (Sustainability Performance Certificate) pursuant to clause 20.2(b) (Sustainability Performance Certificate)

and for the avoidance of doubt shall apply to the entire Interest Period of a Loan notwithstanding that the last day of such Interest Period ends on a date falling after the last day of the relevant Margin Reduction Period;

(ii)

if a Sustainability Performance Certificate Inaccuracy Event occurs, any applicable Adjusted Margin for any Interest Period of a Loan commencing within the relevant Margin Reduction Period and after the date of the Agent’s determination (acting on the instruction of the Majority Lenders (acting reasonably)) of the number of Sustainability Performance Targets achieved based on the reissued Sustainability Performance Certificate delivered under clause 20.2(d) (Sustainability Performance Certificate) pursuant to clause 20.2(b) (Sustainability Performance Certificate) (the New Decision) shall be determined with reference to the New Decision, provided that the Adjusted Margin of any Interest Period of a Loan commencing before the date of the New Decision shall not be affected in any way by the New Decision notwithstanding that the last day of such Interest Period ends on a date falling after the date of the New Decision;

(iii)

if the Borrower fails to procure the delivery of a Sustainability Performance Certificate in accordance with clause 20.2 (Sustainability Performance Certificate), then the applicable Margin for any Interest Period of a Loan commencing within the relevant Margin Reduction Period which commences after the date on which the Borrower should have so delivered such Sustainability Performance Certificate shall be the relevant Initial Margin; and

(iv)

the applicable Margin shall be the relevant Initial Margin for each day following (x) the Declassification Date or (y) the occurrence of an Event of Default for so long as the same is continuing. For the purpose of this paragraph (c)(iv), the Agent will rely on instructions from the Majority Lenders as to (A) the date from which the Initial Margin applies (provided that such date shall not precede the first day of the then current Interest Period), (B) the date from which the Initial Margin ceases to apply and (C) (in case of (B) only) the applicable Margin upon such cessation.

Margin Reduction Date means:

(a)

if the Agent receives a Sustainability Performance Certificate from the Borrower on or before the date falling five Business Days prior to the end of an Interest Period, the first date of the next Interest Period; or

(b)

if the Agent receives a Sustainability Performance Certificate from the Borrower within four Business Days prior to the end of an Interest Period, the first date of the Interest Period after the next Interest Period, and in each case, provided that the Agent has not received objection from the Majority Lenders on such Sustainability Performance Certificate within five Business Days from the date of receipt of such Sustainability Performance Certificate by the Agent.

Margin Reduction Period means each period of twelve months commencing on a Margin Reduction Date.

Material Adverse Effect means a material adverse effect on:

(a)	the business, operations, property or financial condition of the Group taken as a whole;

(b)	the ability of the Borrower to perform its obligations under the Finance Documents; or

(c)	the validity or enforceability of, or the rights or remedies of any Finance Party under, the Finance Documents.

Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that in relation to any Interest Period for any Loan (or any other period for the accrual of commission or fees) for which there are rules specified as “Business Day Conventions” in the Compounded Rate Terms, those rules shall apply.

The above rules will only apply to the last Month of any period.

NDRC means National Development and Reform Commission of the PRC (国家发展和改革委员会) or its competent local branch or any other authority succeeding to its functions.

NDRC Circular 2044 means the Circular on Promoting the Reform of the Filing and Registration Regime for Issuance of Foreign Debt by Corporate Entities (Fa Gai Wai Zi [2015] No 2044) (《國家發展改革委關於推進企業發行外債備案登記制管理改革的通知》(發改外資 [2015] 2044號)) issued by NDRC on 14 September 2015 and its implementation rules and interpretations, as amended, supplemented and/or replaced by applicable PRC laws and regulations relating to foreign debt promulgated by NDRC and other Governmental Agencies in the PRC from time to time.

New Decision has the meaning given to that term in paragraph (c)(ii) of the definition of Margin.

New Lender has the meaning given to that term in clause 23 (Changes to the Lenders).

Original Commitment means an Original Facility A Commitment or an Original Facility B Commitment.

Original Financial Statements means the audited consolidated financial statements of the Borrower for the financial year ended 31 December 2021.

Original Facilities means, collectively, the Original Facility A and the Original Facility B and an Original Facility means any or a specific one of them, as the context may require.

Original Facility A means the US dollar term loan facility made available under this Agreement as described in clause 2.1(a) (The Original Facilities).

Original Facility A Commitment means:

(a)

in relation to an Original Facility A Lender as at the date of this Agreement, the amount set out opposite its name under the heading “Original Facility A Commitment (US$)” in Schedule 1 (Original Lenders) and the amount of any other Original Facility A Commitment it acquires under this Agreement; and

(b)	in relation to any other Lender, the amount of any Original Facility A Commitment it acquires under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

Original Facility A Lender means:

(a)	an Original Lender which holds any Original Facility A Commitment as at the date of this Agreement; or

(b)	any person which becomes a Lender under the Original Facility A in accordance with clause 23 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

Original Facility A Loan means a loan made or to be made under the Original Facility A or the principal amount outstanding for the time being of that loan.

Original Facility A Total Commitments means, at any time, the aggregate of the Original Facility A Commitments (being US$1,488,000,000 at the date of this Agreement).

Original Facility B means the Hong Kong dollar term loan facility made available under this Agreement as described in clause 2.1 (The Original Facilities).

Original Facility B Commitment means:

(a)

in relation to an Original Facility B Lender as at the date of this Agreement, the amount set out opposite its name under the heading “Original Facility B Commitment (HK$)” in Schedule 1 (Original Lenders) and the amount of any other Original Facility B Commitment it acquires under this Agreement; and

(b)	in relation to any other Lender, the amount of any Original Facility B Commitment it acquires under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

Original Facility B Lender means:

(a)	an Original Lender which holds any Original Facility B Commitment as at the date of this Agreement; or

(b)	any person which becomes a Lender under the Original Facility B in accordance with clause 23 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

Original Facility B Loan means a loan made or to be made under the Original Facility B or the principal amount outstanding for the time being of that loan.

Original Facility B Total Commitments means, at any time, the aggregate of the Original Facility B Commitments (being HK$80,000,000 at the date of this Agreement).

Original Lender means:

(a)	an Original Lender which holds any Original Facility Commitment as at the date of this Agreement; or

(b)	any person which becomes a Lender under the Original Facility in accordance with clause 23 (Changes to the Lenders),

which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.

Original Loan means an Original Facility A Loan or an Original Facility B Loan.

Party means a party to this Agreement.

PRC means the People’s Republic of China, but excluding Hong Kong, the Macau Special Administrative Region and Taiwan.

PRC Working Day means a day (other than a Saturday, Sunday or a public holiday) on which banks are open for general business in the PRC.

Pro Rata Share means, at any time:

(a)	for the purpose of determining a Lender’s participation in a Utilisation, the proportion which its Available Commitment then bears to the Available Facility of a Facility; and

(b)	for any other purpose:

(i)	the proportion which a Lender’s participation in the Loans then bears to all the Loans;

(ii)	if there is no Loan then outstanding, the proportion which its Commitment then bears to the Total Commitments;

(iii)	if there is no Loan then outstanding and the Total Commitments have been reduced to zero, the proportion which its Commitment bore to the Total Commitments immediately before the reduction; and

(iv)	when the term is used in relation to a Facility, the above proportions, but applied only to the Utilisations and Commitments in respect of that Facility.

Published Rate means:

(a)	an RFR; or

(b)	the Screen Rate for any Quoted Tenor.

Published Rate Replacement Event means, in relation to a Published Rate:

(a)	the methodology, formula or other means of determining that Published Rate has, in the opinion of the Majority Lenders and the Borrower, materially changed;

(b)	(i) (A) the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or

(B)

information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;

(ii)

the administrator of that Published Rate publicly announces that it has ceased or will cease, to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;

(iii)	the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;

(iv)	the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;

(v)	in the case of the Screen Rate for any Quoted Tenor for Hong Kong dollars, the supervisor of the administrator of that Screen Rate makes a public announcement or publishes information:

(A)

stating that that Screen Rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or the economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor); and

(B)

with awareness that any such announcement or publication will engage certain triggers for fallback provisions in contracts which may be activated by any such pre-cessation announcement or publication; or

(c)

the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:

(i)	the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Majority Lenders and the Borrower) temporary; or

(ii)	that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than one month; or

(d)	in the opinion of the Majority Lenders and the Borrower, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under this Agreement.

Quotation Day means, in respect of an Interest Period of a Term Rate Loan or an Unpaid Sum under a Term Rate Loan:

(a)

in relation to any period for which an interest rate is to be determined the first day of that period, unless market practice differs in the Relevant Market in which case the Quotation Day will be determined by the Agent in accordance with market practice in the Relevant Market (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days); and

(b)	in relation to any Interest Period the duration of which is selected by the Agent pursuant to clause 8.4 (Default interest), such date as may be determined by the Agent (acting reasonably).

Quoted Tenor means, in relation to the Screen Rate for a Term Rate Loan, any period other than 1 week or 2 months for which that Screen Rate is customarily displayed on the relevant page or screen of an information service.

Related Fund, in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

Relevant Market means:

(a)	in relation any Compounded Rate Loan, the market specified as such in the Compounded Rate Terms; or

(b)	in relation to any Term Rate Loan, the Hong Kong interbank market.

Relevant Nominating Body means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

Relevant Sustainability Performance Period means, with respect to any Margin Reduction Period, the Sustainability Performance Period which ends most recently prior to the commencement of such Margin Reduction Period.

Repeating Representations means each of the representations set out in clause 17 (Representations) (other than clause 17.7 (Deduction of Tax), clause 17.8 (No filing or stamp taxes), clause 17.11(c) (Financial statements), clause 17.19 (Group Structure Chart) and clause 17.20 (Existing Facilities)).

Replacement Benchmark means a benchmark rate which is:

(a)	formally designated, nominated or recommended as the replacement for the Published Rate by:

(i)	the administrator of that Published Rate (provided that the market or economic reality that such benchmark rate measures is the same as that measured by that Published Rate); or

(ii)	any Relevant Nominating Body,

and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Benchmark” will be the replacement under paragraph (ii) above;

(b)	in the opinion of the Majority Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor to a Published Rate; or

(c)	in the opinion of the Majority Lenders and the Borrower, an appropriate successor to a Published Rate.

Reporting Day means the day specified as such in the Compounded Rate Terms.

Reporting Time means the relevant time (if any) specified as such in the Compounded Rate Terms.

Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

Resolution Authority means any body which has the authority to exercise any Write-down and Conversion Powers.

Restricted Party means a person that is:

(a)	listed on, or owned or Controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List;

(b)

located in, incorporated under the laws of, or owned or (directly or indirectly) Controlled by, or acting on behalf of, a person located in or organised under the laws of a country or territory that is the target of country-wide or territory-wide Sanctions; or

(c)

otherwise a target of Sanctions (“target of Sanctions” signifying a person with whom a US person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities).

RFR means the rate specified as such in the Compounded Rate Terms.

RFR Banking Day means any day specified as such in the Compounded Rate Terms.

RMB means the lawful currency of PRC from time to time.

Sanctions means the economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by the Sanctions Authorities.

Sanctions Authorities means:

(a)	the United States government;

(b)	the United Nations;

(c)	the European Union;

(d)	the United Kingdom;

(e)	Hong Kong;

(f)	PRC;

(g)	the Commonwealth of Australia; and

(h)

the respective Governmental Agencies of any of the foregoing, including without limitation, the US Department of the Treasury’s Office of Foreign Assets Control (OFAC), the US Department of State, the United Nations Security Council, His Majesty’s Treasury (HMT), the Department of Foreign Affairs and Trade of Australia, the US Department of Commerce Bureau of Industry Security and the Hong Kong Monetary Authority.

Sanctions List means the “Specially Designated Nationals and Blocked Persons” list maintained by OFAC, the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by HMT, or any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions Authorities.

Screen Rate means the Hong Kong interbank offered rate administered by the Treasury Markets Association (or any other person which takes over the administration of that rate) for Hong Kong dollars for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page HKABHIBOR of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

Second Party Opinion means an opinion, document or report issued by the SPO Provider confirming, inter alia, the conformity of this Agreement to the Sustainability-linked Loan Principles, in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders) and the Sustainability-linked Loan Coordinators.

Security means a mortgage charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

Selection Notice means a notice substantially in the form set out in Part 2 of Schedule 3 (Requests) given in accordance with clause 9 (Interest Periods).

Significant Subsidiary shall have the meaning ascribed thereto under Rule 1-02(w) of Regulation S-X (17 CFR § 210-02(w)) of the United States Securities Act of 1933, provided that for the purposes of clause 22.6 (Insolvency) and clause 22.7 (Insolvency proceedings), all references to “10 percent” in such definition shall be replaced by “5 percent”.

SPC Verification Provider means any consultant and/or institution with recognised expertise in environmental and social sustainability or other aspects of the administration of a sustainability-linked loan facility for the purpose of issuing the Sustainability Performance Certificates or an opinion, document or report certifying achievement of the Sustainability Performance Targets, (in each case) appointed at the cost of the Borrower pursuant to clause 20.3 (External Verification Provider).

Specified Time means a day or time determined in accordance with Schedule 7 (Timetables).

SPO Provider means any consultant and/or institution with recognised expertise in environmental and social sustainability or other aspects of the administration of a sustainability-linked loan facility for the purpose of issuing the Second Party Opinion, (in each case) appointed at the cost of the Borrower pursuant to clause 20.3 (External Verification Provider).

Subsidiary means with respect to any person, each other person in which the first person:

(a)	owns or Controls, directly or indirectly, share capital or other equity interests representing more than 50 per cent. of the outstanding voting stock or other equity interests;

(b)	holds the rights to more than 50 per cent. of the economic interest of such other person, including any interest held through any VIE or other contractual arrangements; or

(c)	has a relationship such that the financial statements of the other person are consolidated into the financial statements of the first person under applicable accounting conventions.

Sustainability-linked Facilities means the Facilities as so classified pursuant to clause 20.1 (Classification and publicity) until so declassified pursuant to clause 20.5 (Declassification) and Sustainability-linked Facility means any or a specific one of them, as the context may require.

Sustainability-linked Loan Principles means the edition of the document with that title issued by the APLMA, the LMA and the LSTA in March 2022, as updated from time to time.

Sustainability-linked Loans means the Loans as so classified pursuant to clause 20.1 (Classification and publicity) until so declassified pursuant to clause 20.5 (Declassification) and Sustainability-linked Loan means any or a specific one of them, as the context may require.

Sustainability Performance Certificate means a certificate either:

(a)

signed by one authorised signatory of the Borrower with an opinion, document or report of the SPC Verification Provider appended to that certificate certifying the achievement of the Sustainability Performance Targets for the Relevant Sustainability Performance Period; or

(b)

signed by the SPC Verification Provider certifying the achievement of the Sustainability Performance Targets for the Relevant Sustainability Performance Period and (in each case) delivered by the Borrower in accordance with clause 20.2 (Sustainability Performance Certificate) substantially in the form set out in Schedule 9 (Form of Sustainability Performance Certificate).

Sustainability Performance Certificate Inaccuracy Event means either the Borrower or the SPC Verification Provider notifying the Agent that a previously issued Sustainability Performance Certificate was inaccurate in any material respect (specifying the inaccuracy in question) or, as the case may be, the Agent (acting on the instructions of the Majority Lenders) notifying the Borrower of a manifest error in a previously issued Sustainability Performance Certificate.

Sustainability Performance Period means each financial year of the Borrower, commencing on 1 January of each calendar year and ending on and including 31 December of that calendar year, with the first Sustainability Performance Period ending on 31 December 2022.

Sustainability Performance Target means any or a specific one of the annual performance targets for each KPI and Relevant Sustainability Performance Period for the Borrower as set out in Schedule 8 (Sustainability Performance Targets), as the context may require.

Sustainability Review Event means the occurrence of any of the following:

(a)

the Borrower or the Agent (acting on the instructions of the Majority Lenders (acting reasonably)) determines that any Sustainability Performance Target is no longer an appropriate sustainability performance target. In making such a determination, each of the Borrower and the Lenders must act reasonably, have regard to the Group’s business lines and the then current market standards and best industry practice for sustainability objectives and provide evidence that the relevant Sustainability Performance Target is considered no longer relevant for the purpose of defining and steering the sustainability strategy of the Group;

(b)

the Borrower determines that one or more of the Sustainability Performance Targets can no longer be measured or reported. In making such a determination, the Borrower must act reasonably, have regard to the Group’s business lines and the then current market standards and best industry practice for sustainability objectives and provide evidence that the relevant Sustainability Performance Target(s) can no longer be measured or reported; or

(c)

the Borrower determines that the methodology for calculating, assuring or reporting of the performance of any Sustainability Performance Target materially changes or the ability to report any Sustainability Performance Target is impaired by external causes. In forming such determination, the Borrower must act reasonably and provide evidence that the methodology or ability to report against the relevant Sustainability Performance Target has been altered, or that the ability to report the relevant Sustainability Performance Target has been so impaired.

Sustainability Review Event Consultation Period has the meaning given to such term in clause 20.4(b) (Sustainability Review Event Consultation).

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

Term Rate Loan means any Original Facility B Loan or Incremental Loan which is denominated in Hong Kong dollars or, if applicable, Unpaid Sum denominated in Hong Kong dollars.

Third Parties Ordinance means the Contracts (Rights of Third Parties) Ordinance (Cap. 623 of the Laws of Hong Kong).

Total Commitments means at any time the aggregate of the Total Original Facility Commitments and the Total Incremental Facility Commitments.

Total Incremental Facility Commitments means the aggregate of the Incremental Facility Commitments.

Total Original Facility Commitments means the aggregate of the Original Facility A Total Commitments and the Original Facility B Total Commitments.

Transfer Certificate means a certificate substantially in the form set out in Schedule 4 (Form of Transfer Certificate) or any other form agreed between the Agent and the Borrower.

Transfer Date means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Agent executes the relevant Assignment Agreement or Transfer Certificate.

Unpaid Sum means any sum due and payable but unpaid by the Borrower under the Finance Documents.

UK Bail-In Legislation means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

US means the United States of America.

US Tax Obligor means:

(a)	the Borrower, if it is resident for tax purposes in the US; or

(b)	the Borrower some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

Utilisation means a utilisation of a Facility.

Utilisation Date means the date of a Utilisation, being the date on which the relevant Loan is to be made.

Utilisation Request means a notice substantially in the form set out in Part 1 of Schedule 3 (Requests).

VIE means any arrangement where any person that is established in the PRC and in respect of which the Borrower does not, directly or indirectly, hold or own a majority of its issued shares or equity interests (and/or any or all of the shareholder(s) of such person) enters into contractual arrangements with any member of the Group which enable such member of the Group to exercise effective control over such person or consolidate the financial condition or results of operation of such person in accordance with GAAP for the purposes of the consolidated financial statements of the Group.

Write-down and Conversion Powers means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)

in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)

any Administrative Party, the Agent, any Sustainability-linked Loan Coordinator, any Mandated Lead Arranger and Bookrunner, any Finance Party, any Lender or any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	assets includes present and future properties, revenues and rights of every description;

(iii)	a Finance Document or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(iv)	including shall be construed as “including without limitation” (and cognate expressions shall be construed similarly);

(v)	a group of Lenders includes all the Lenders;

(vi)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)

a Lender’s participation in a Loan or Unpaid Sum includes an amount (in the currency of such Loan or Unpaid Sum) representing the fraction or portion (attributable to such Lender by virtue of the provisions of this Agreement) of the total amount of such Loan or Unpaid Sum and the Lender’s rights under this Agreement in respect thereof;

(viii)

a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(ix)

a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation, including, where applicable, those issued, promulgated or published by NDRC;

(x)	a provision of law is a reference to that provision as amended or re-enacted;

(xi)	a time of day is a reference to Hong Kong time; and

(xii)

technical reason in the context of suspension of trading means any reason that is not related to or in connection with any deficiency or delinquency of the Borrower, including any suspension of trading that is pending, or is otherwise a prelude to, any voluntary withdrawal of listing from any relevant Exchange.

(b)	Section, clause and Schedule headings are for ease of reference only.

(c)

Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been waived.

(e)

Where this Agreement specifies an amount in a given currency (the specified currency) or its equivalent, the equivalent is a reference to the amount of any other currency which, when converted into the specified currency utilising the Agent’s spot rate of exchange (or, if the Agent does not have an available spot rate of exchange, any publicly available spot rate of exchange selected by the Agent (acting reasonably)) for the purchase of the specified currency with that other currency at or about 11am on the relevant date, is equal to the relevant amount in the specified currency.

(f)	A reference in this Agreement to a page or screen of an information service displaying a rate shall include:

(i)	any replacement page of that information service which displays that rate; and

(ii)	the appropriate page of such other information service which displays that rate from time to time in place of that information service,

and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Agent after consultation with the Borrower.

(g)	A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.

(h)

a Lender’s “cost of funds” in relation to its participation in a Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in that Loan for a period equal in length to the Interest Period of that Loan and to the Agent’s “cost of funds” is a reference to the average cost (determined either on an actual or notional basis) which the Agent would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount referred to in paragraph (b) of Clause 27.4 (Clawback and pre-funding).

(i)	Any Compounded Rate Supplement overrides anything in:

(i)	Schedule 12 (Compounded Rate Terms); or

(ii)	any earlier Compounded Rate Supplement,

provided that a Compounded Rate Supplement may not effect any reduction in the Margin.

(j)	A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in:

(i)	Schedule 13 (Daily Non-Cumulative Compounded RFR Rate) or Schedule 14 (Cumulative Compounded RFR Rate), as the case may be; or

(ii)	any earlier Compounding Methodology Supplement.

1.3	Currency symbols and definitions

(a)	US dollars, US$ and USD denote the lawful currency of the US.

(b)	HK$ and Hong Kong dollars denote the lawful currency of Hong Kong.

1.4	Third party rights

(a)

Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Ordinance to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.5	Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

2	The Facilities

2.1	The Original Facilities

Subject to the terms of this Agreement:

(a)	the Original Facility A Lenders make available to the Borrower a US dollar term loan facility in an aggregate amount equal to the Original Facility A Total Commitments; and

(b)	the Original Facility B Lenders make available to the Borrower a Hong Kong dollar term loan facility in an aggregate amount equal to the Original Facility B Total Commitments.

2.2	Incremental Facility

(a)	Subject to the terms of this Agreement, one Incremental Facility (which may be denominated in US dollars or Hong Kong dollars) may be established and made available to the Borrower.

(b)

The Borrower and each Initial Incremental Facility Lender may request the establishment of the Incremental Facility by the Borrower delivering to the Agent a duly completed Incremental Facility Notice not later than ten Business Days prior to the proposed Incremental Facility Establishment Date specified in the Incremental Facility Notice (or by such later date as the Agent may agree).

(c)	Only one Incremental Facility Notice may be delivered by the Borrower.

(d)

The Borrower may not deliver the Incremental Facility Notice in respect of the Incremental Facility unless the Agent has received evidence that the filing and registration requirement of the Incremental Facility with the NDRC in accordance with NDRC Circular 2044 and any implementation rule or regulation in connection with the NDRC Circular 2044 has been duly completed. The Agent shall notify the Borrower and the Lenders as soon as reasonably practicable upon receiving such documents and other evidence.

(e)

Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification in paragraph (d) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

(f)	The Incremental Facility Establishment Date must occur on or prior to the date which falls five Months after the date of this Agreement.

(g)

The Incremental Facility Notice is irrevocable and will not be regarded as having been duly completed if the aggregate of (i) the Incremental Facility Commitments or (if the Incremental Facility is to be established in Hong Kong dollars) the Base Currency Amount of the Incremental Facility Commitments to be established under that Incremental Facility Notice and (ii) the Total Commitments as at the date of such Incremental Facility Notice would exceed US$1,500,000,000.

(h)	Only one Incremental Facility may be requested in the Incremental Facility Notice.

(i)

The establishment of the Incremental Facility will only be effected in accordance with paragraphs (j), (k) and (l) below if, on the date of the Incremental Facility Notice and on the Incremental Facility Establishment Date:

(i)	no Default is continuing or would result from the establishment of the proposed Incremental Facility; and

(ii)	the Repeating Representations are correct in all material respects (in the case of any representation or warranty which is not already qualified by materiality or Material Adverse Effect).

(j)

If the conditions set out in this Agreement have been met, the establishment of the Incremental Facility will be effected in accordance with paragraph (l) below when the Agent executes an otherwise duly completed Incremental Facility Notice. The Agent shall, subject to paragraph (k) below, as soon as reasonably practicable after receipt by it of a duly completed Incremental Facility Notice appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute the Incremental Facility Notice.

(k)

The Agent shall only be obliged to execute the Incremental Facility Notice delivered to it by the Borrower once it is satisfied it has complied with all necessary “know your customer” checks or other similar checks required under any applicable law or regulation in connection with the establishment of the Incremental Facility.

(l)	On the Incremental Facility Establishment Date:

(i)

subject to the terms of this Agreement the Initial Incremental Facility Lenders make available to the Borrower a term loan facility in an aggregate amount equal to the Total Incremental Facility Commitments specified in the Incremental Facility Notice;

(ii)

each Initial Incremental Facility Lender shall assume all the obligations of a Lender corresponding to the relevant Incremental Facility Commitment (the Assumed Incremental Facility Commitment) specified opposite its name in the Incremental Facility Notice as if it was an Original Lender with respect to that Incremental Facility Commitment;

(iii)

the Borrower and each Initial Incremental Facility Lender shall assume obligations towards one another and/or acquire rights against one another as the Borrower and that Initial Incremental Facility Lender would have assumed and/or acquired had that Initial Incremental Facility Lender been an Original Lender with respect to the Assumed Incremental Facility Commitment;

(iv)

each Initial Incremental Facility Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Initial Incremental Facility Lender and those Finance Parties would have assumed and/or acquired had the Initial Incremental Facility Lender been an Original Lender with respect to the Assumed Incremental Facility Commitment; and

(v)	each Initial Incremental Facility Lender shall become a Party as a Lender.

(m)

The Agent shall, as soon as reasonably practicable after the establishment of the Incremental Facility, notify the Borrower and the Lenders of that establishment and the Incremental Facility Establishment Date of the Incremental Facility.

(n)

Each Initial Incremental Facility Lender, by executing the Incremental Facility Notice, confirms for the avoidance of doubt, that the Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the establishment of the Incremental Facility requested in that Incremental Facility Notice became effective.

(o)

clause 23.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this clause 2.2 in relation to any Initial Incremental Facility Lender as if references in clause 23.4 to:

(i)	an Existing Lender were references to all the Lenders immediately prior to the Incremental Facility Establishment Date;

(ii)	the New Lender were references to an Initial Incremental Facility Lender; and

(iii)	a re-transfer and re-assignment were references respectively to a transfer and assignment.

2.3	Finance Parties’ rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from the Borrower is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with paragraph (c) below. The rights of each Finance Party include any debt owing to that Finance Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed by the Borrower which relates to a Finance Party’s participation in a Facility or its role under a Finance Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by the Borrower.

(c)	A Finance Party may, except as specifically provided in the Finance Documents, separately enforce its rights under or in connection with the Finance Documents.

3	Purpose

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facilities towards:

(a)	firstly, the refinancing of the Existing Facilities; and

(b)

then, the general corporate purposes of the Group (including, but not limited to, funding the working capital needs of the Group and the financing payment of any associated fees and expenses in relation to the Facilities).

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	Conditions of Utilisation

4.1	Initial conditions precedent

(a)

The Borrower may not deliver a Utilisation Request in respect of any Facility unless the Agent has received all of the documents listed in and appearing to comply with the requirements of Schedule 2 (Conditions Precedent). The Agent shall notify the Borrower and the Lenders promptly upon receiving such documents and other evidence.

(b)

Other than to the extent that the Majority Lenders notify the Agent in writing to the contrary before the Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Agent to give that notification. The Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

(c)

No Utilisation Request in respect of the Incremental Facility may be given unless the Agent is satisfied that all the requirements set out in the Incremental Facility Notice appears to have been complied with. The Agent must notify the Borrower and the Lenders promptly on being so satisfied.

(d)

Except to the extent that the Majority Lenders notify the Agent to the contrary before the Agent gives the notification described in paragraph (c) above, each Lender authorises (but does not require) the Agent to give that notification. The Agent will not be liable for any cost, loss or liability whatsoever any person incurs as a result of the Agent giving any such notification.

4.2	Further conditions precedent

Each Lender will only be obliged to comply with clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date:

(a)	no Default is continuing or would result from the proposed Loan;

(b)

the Repeating Representations to be made by the Borrower are true in all material respects (in the case of any representation or warranty which is not already qualified by materiality or Material Adverse Effect); and

(c)	there is (i) no Illegality Event in respect of such Lender, (ii) no Change of Control and (iii) no Listing Event.

4.3	Maximum number of Utilisation Requests

The Borrower may not deliver more than:

(a)	10 Utilisation Requests in respect of the Original Facility; and

(b)	five Utilisation Requests in respect of the Incremental Facility.

5	Utilisation

5.1	Delivery of a Utilisation Request

The Borrower may borrow a Loan by delivery to the Agent of a duly completed Utilisation Request not later than the Specified Time.

5.2	Completion of a Utilisation Request

(a)	Subject to the provisions of clause 4.1 (Initial conditions precedent), a Utilisation Request for a Loan is irrevocable and will not be regarded as having been duly completed unless:

(i)	it identifies the Facility under which the Loan is to be made;

(ii)	in respect of the first Utilisation Request, such Utilisation must be for the purpose set out in clause 3.1(a) (Purpose);

(iii)	the proposed Utilisation Date is a Business Day within the Availability Period;

(iv)	the currency and amount of the Loan comply with clause 5.3 (Currency and amount); and

(v)	the proposed first Interest Period complies with clause 9 (Interest Periods).

(b)	Only one Loan may be requested in each Utilisation Request.

5.3	Currency and amount

(a)	The currency specified in a Utilisation Request:

(i)	a Compounded Rate Loan must be US dollars; and

(ii)	a Term Rate Loan must be Hong Kong dollars.

(b)	The amount of the proposed Compounded Rate Loan must be a minimum of US$50,000,000 and an integral multiple of US$10,000,000 or, if less, the Available Facility.

(c)	The amount of the proposed Term Rate Loan must be a minimum of HK$500,000,000 and an integral multiple of HK$100,000,000 or, if less, the Available Facility.

5.4	Lenders’ participation

(a)	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office to the Agent.

(b)	The amount of each Lender’s participation in each Loan will be its Pro Rata Share immediately prior to making the Loan.

(c)	No Lender is obliged to participate in a Loan if, as a result:

(i)	its participation in the Loans would exceed its Commitment; or

(ii)	the Loans would exceed the Total Commitments.

(d)

Upon a Lender having made available its share in a Loan to the Agent for the Borrower through its Facility Office on a Utilisation Date under this clause, that Lender’s Original Facility Commitment or Incremental Facility Commitment (as the case may be) will be reduced by an amount equal to the amount of the requested Loan that that Lender has made available pursuant to this clause.

(e)	The Agent shall notify each Lender of the details of each proposed Loan and the amount of its participation in that Loan by the Specified Time.

5.5	Cancellation of Available Facility

The Commitments which, at that time, are unutilised shall be immediately cancelled at 5pm on the last day of the Availability Period.

6	Repayment

6.1	Repayment of Loans

The Borrower must repay all outstanding Loans in full on the Final Repayment Date.

6.2	Reborrowing

The Borrower may not reborrow any part of a Facility which is repaid.

7	Prepayment and Cancellation

7.1	Illegality

If, at any time, it is or will become unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it is or will become unlawful for any Affiliate of a Lender for that Lender to do so (an Illegality Event):

(a)	that Lender shall promptly notify the Agent upon becoming aware of that event;

(b)	upon the Agent notifying the Borrower, that Lender will not be obliged to fund a Utilisation and the Available Commitment of that Lender will be immediately cancelled; and

(c)

to the extent that the Lender’s participation has not been transferred pursuant to paragraph (d) of clause 7.7 (Right of prepayment and cancellation in relation to a single Lender), the Borrower shall repay that Lender’s participation in the Loans on the last day of the Interest Period for each Loan occurring after the Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Agent (being no earlier than the last day of any applicable grace period permitted by law) and that Lender’s corresponding Commitment shall be cancelled in the amount of the participation repaid.

7.2	Change of control

If the Co-founders (in their capacity as directors), together with the persons identified as directors by any of the Co-founders in the list most recently delivered by the Borrower to the Agent pursuant to clause 4.1 (Initial conditions precedent) or clause 18.2 (Compliance Certificate) (as the case may be), cease to make up more than 50 per cent. of the board of directors of the Borrower (Change of Control):

(a)	Borrower shall promptly notify the Agent upon becoming aware of that event;

(b)	with immediate effect, no Lender shall be obliged to fund a Utilisation; and

(c)

if a Lender so requires and notifies the Agent within five Business Days of the Borrower notifying the Agent of the event, the Agent shall, by not less than ten Business Days’ prior notice to the Borrower, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents in relation to that Lender’s participation(s) immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

7.3	Listing Event

(a)	If a Listing Event occurs:

(i)	the Borrower shall promptly notify the Agent upon becoming aware of that event;

(ii)	with immediate effect, no Lender shall be obliged to fund a Utilisation; and

(iii)

if a Lender so requires and notifies the Agent within five Business Days of the Borrower notifying the Agent of the event, the Agent shall, by not less than ten Business Days’ prior notice to the Borrower, cancel the Commitment of that Lender and declare the participation of that Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents in relation to that Lender’s participation(s) immediately due and payable, whereupon the Commitment of that Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

(b)	For the purpose of clause 7.3(a), Listing Event means:

(i)

the shares of the Borrower cease to be listed on all of The New York Stock Exchange (the NYSE), the HKEX, the NDAQ, The Shanghai Stock Exchange (the SSE), The Shenzhen Stock Exchange (the SZSE), The Tokyo Stock Exchange (the TSE) or The Singapore Exchange (the SGX, together with the NYSE, the HKEX, the NDAQ, the SSE, the SZSE and the TSE, the Exchanges); or

(ii)

the trading of shares of the Borrower is suspended for more than 10 consecutive trading days in any of the relevant Exchange(s) on which trading is carried out on the relevant Exchange(s) generally other than as a result of purely technical reasons.

7.4	Banking (Exposure Limits) Rules

(a)	If, at any time, the Exposure Limits Event occurs:

(i)	the Borrower shall promptly notify the Agent upon becoming aware of that event;

(ii)

(A) upon the Agent notifying the Borrower that an Exposure Limits Event has occurred, or that Borrower has become aware of an Exposure Limits Event but has failed to notify the Agent, and (B) if as a result of such Exposure Limits Event, funding its participation in a Utilisation would result in the failure of the Relevant Lender (as defined in paragraph (b) below) to comply with the Exposure Limits Rules, such Relevant Lender will not be obliged to fund a Utilisation; and

(iii)

if, as a result of the Exposure Limits Event, maintaining its participation in the outstanding Loans would result in the failure of the Relevant Lender to comply with the Exposure Limits Rules, such Relevant Lender may require its participation in all outstanding Loans to be prepaid by written notification to the Agent within five days of the Borrower notifying the Agent of the Exposure Limits Event, or the Agent notifying the Borrower under sub-paragraph (ii) above, whichever is earlier, in which case the Agent shall, by not less than ten Business Days’ notice to the Borrower, cancel the Commitment of that Relevant Lender and declare the participation of that Relevant Lender in all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents in relation to that Relevant Lender’s participation(s) immediately due and payable, whereupon the Commitment of that Relevant Lender will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.

(b)	For the purpose of this clause 7.4:

Exposure Limits Event means, at any time, the Borrower is or becomes in any way related or connected to any Lender (such Lender, a Relevant Lender), its subsidiaries, related bodies corporate, associated entities and undertakings and any of their branches within the meaning of the Exposure Limits Rules; and

Exposure Limits Rules means Banking (Exposure Limits) Rules (Cap. 155S of the Laws of Hong Kong).

(c)	The Borrower may refer to Schedule 11 (Banking (Exposure Limits) Rules) for an explanation of when it may be considered related or connected to the Lenders or the HSBC Group for the purposes hereof.

7.5	Voluntary cancellation

(a)

The Borrower may, if it gives the Agent not less than 10 days’ (or such shorter period as the Majority Lenders may agree) prior written notice, cancel the whole or any part of the Available Facility in respect of any Facility.

(b)	Any partial cancellation of Commitment of a Facility under this clause must be:

(i)	in the case of any Facility which is denominated in US dollars, in a minimum of US$50,000,000 and an integral multiple of US$10,000,000; or

(ii)	in the case of any Facility which is denominated in Hong Kong dollars, in a minimum of HK$500,000,000 and an integral multiple of HK$100,000,000.

(c)	The Borrower should cancel each Facility (to the extent each such Facility is not fully utilised or cancelled or prepaid) on a pro rata basis.

(d)	Any cancellation in part under this clause 7.5 shall reduce the Commitments of the Lenders under each Facility rateably.

7.6	Voluntary prepayment of Loans

(a)	The Borrower may, if it gives the Agent not less than:

(i)	in the case of a Term Rate Loan, 10 Business Days’ (or such shorter period as the Majority Lenders may agree) prior written notice; or

(ii)

in the case of a Compounded Rate Loan, 10 RFR Banking Days’ (or such shorter period as the Majority Lenders may agree provided that such shorter period shall not be less than five RFR Banking Days) prior written notice, prepay on the last day of an Interest Period applicable thereto the whole or any part of any Loan.

(b)	The prepayment of part of each Loan must be in a minimum amount of:

(i)	in the case of a Compounded Rate Loan, US$50,000,000 and an integral multiple of US$10,000,000; or

(ii)	in the case of a Term Rate Loan, HK$500,000,000 and an integral multiple of HK$100,000,000.

(c)	The Borrower should prepay each Facility (to the extent each such Facility is not fully utilised or cancelled or prepaid) on a pro rata basis.

(d)	Any prepayment of a Loan in respect of a Facility under this clause 7.6 shall be applied pro rata to each Lender’s participation in that Loan of that Facility.

7.7	Right of prepayment and cancellation in relation to a single Lender

(a)	If:

(i)	any Lender claims indemnification from the Borrower under clause 13.1 (Increased costs) and the circumstance giving rise to the requirement for that indemnification continues; or

(ii)	the Borrower receives a notification from an Original Facility B Lender in relation to a particular Interest Period under clause 10.3 (Market Disruption – Term Rate Loan),

the Borrower may, give the Agent notice of cancellation of the Commitment of that Lender and its intention to procure the prepayment of that Lender’s participation in the Loans or give the Agent notice of its intention to replace that Lender in accordance with paragraph (d) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, the Commitment of that Lender shall immediately be reduced to zero.

(c)

On the last day of each Interest Period which ends after the Borrower has given notice of cancellation under paragraph (a) above (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall prepay that Lender’s participation in that Loan.

(d)	If:

(i)	any of the circumstances set out in paragraph (a) above apply to a Lender; or

(ii)	the Borrower becomes obliged to pay any amount in accordance with clause 7.1 (Illegality) to any Lender,

the Borrower may, on 10 Business Days’ prior written notice to the Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to clause 23 (Changes to the Lenders) all (and not part only) of its rights and obligations under the Finance Documents to a Lender or other bank, financial institution, trust, fund or other entity selected by the Borrower which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with clause 23 (Changes to the Lenders) for a purchase price in cash payable at the time of the transfer in an amount equal to the outstanding principal amount of such Lender’s participation in the outstanding Loans and all accrued interest, Break Costs and other amounts payable in relation thereto under the Finance Documents.

(e)	The replacement of a Lender pursuant to paragraph (d) above shall be subject to the following conditions:

(i)	the Borrower shall have no right to replace the Agent;

(ii)	neither the Agent nor any Lender shall have any obligation to find a replacement Lender;

(iii)	in no event shall the Lender replaced under paragraph (d) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents; and

(iv)

no Lender shall be obliged to execute a Transfer Certificate unless it is satisfied that it has completed all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such replacement Lender.

(f)

A Lender shall perform the procedures described in paragraph (e)(iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (d) above and shall notify the Agent and the Borrower when it is satisfied that it has completed those checks.

7.8	Restrictions

(a)

Any notice of cancellation or prepayment given by any Party under this clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)

Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs in the case of any Term Rate Loan which prepayment is not made on the last day of an Interest Period for that Term Rate Loan, without premium or penalty.

(c)	The Borrower may not reborrow any part of a Facility which is prepaid.

(d)	The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitment except at the times and in the manner expressly provided for in this Agreement.

(e)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.

(f)	If the Agent receives a notice under this clause 7 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

(g)

If all or part of any Lender’s participation in a Loan is repaid or prepaid an amount of that Lender’s Commitment (equal to the amount of the participation which is repaid or prepaid) will be deemed to be cancelled on the date of repayment or prepayment.

7.9	Application of prepayments

Any prepayment of a Loan pursuant to clause 7.6 (Voluntary prepayment of Loans) shall be applied pro rata to each Lender’s participation in that Loan.

8	Interest

8.1	Calculation of interest – Compounded Rate Loans

(a)	The rate of interest on each Compounded Rate Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(i)	Margin; and

(ii)	Compounded Reference Rate for that day.

(b)

If any day during an Interest Period for a Compounded Rate Loan is not an RFR Banking Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day.

8.2	Calculation of interest – Term Rate Loans

The rate of interest on each Term Rate Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and

(b)	HIBOR.

8.3	Payment of interest

The Borrower shall pay accrued interest on each Loan on the last day of each Interest Period.

8.4	Default interest

(a)

If the Borrower fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to clause 8.4(b) below, is two per cent. per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Agent (acting reasonably). Any interest accruing under this clause 8.4 shall be immediately payable by the Borrower on demand by the Agent.

(b)	If any overdue amount consists of all or part of a Term Rate Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)

the rate of interest applying to the overdue amount during that first Interest Period shall be two per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.

(c)

Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.5	Notification of rates of interest

(a)	The Agent shall promptly notify the relevant Lenders and the Borrower of the determination of a rate of interest relating to a Term Rate Loan.

(b)	The Agent shall promptly upon a Compounded Rate Interest Payment being determinable notify:

(i)	the Borrower of that Compounded Rate Interest Payment;

(ii)	each relevant Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender’s participation in the relevant Compounded Rate Loan; and

(iii)	the relevant Lenders and the Borrower of each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment.

(c)	The Agent shall promptly notify the Borrower of each Funding Rate relating to a Loan.

(d)	The Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest relating to a Compounded Rate Loan to which clause 10.4 (Cost of funds) applies.

(e)	This clause 8.5 shall not require the Agent to make any notification to any Party on a day which is not a Business Day.

9	Interest Periods

9.1	Selection of Interest Periods

(a)	The Borrower may select an Interest Period for a Loan in the applicable Utilisation Request or (if the Loan has already been borrowed) in a Selection Notice.

(b)	Each Selection Notice for a Loan is irrevocable and must be delivered to the Agent by the Borrower not later than the Specified Time.

(c)

If the Borrower fails to deliver a Selection Notice to the Agent in accordance with paragraph (b) above, the relevant Interest Period will be the period adopted for the immediately preceding Interest Period.

(d)	Subject to this clause 9, the Borrower may select an Interest Period of:

(i)	in the case of a Compounded Rate Loan, any period specified in the Compounded Rate Terms; or

(ii)	in the case of a Term Rate Loan, one or three Months,

or any other period agreed between the Borrower, the Agent and all the Lenders. In addition, the Borrower may select an Interest Period of any other duration not exceeding six Months, if necessary to ensure subsequent Loans have an Interest Period ending on an existing Interest Payment Date.

(e)	An Interest Period for a Loan shall not extend beyond the Final Repayment Date.

(f)	Each Interest Period for a Loan shall start on the Utilisation Date or (if a Loan has already been made) on the last day of the preceding Interest Period of such Loan.

(g)	No Interest Period for a Loan shall be longer than six Months.

9.2	Non-Business Days

(a)

Other than where paragraph (b) below applies, if an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	If there are rules specified as “Business Day Conventions” in the Compounded Rate Terms, those rules shall apply to each Interest Period for a Loan.

9.3	Consolidation of Loans

(a)	If two or more Interest Periods:

(i)	relate to Loans in the same currency or under the same Facility; and

(ii)	end on the same date,

those Loans will, unless the Borrower specifies to the contrary in the Selection Notice for the next Interest Period, be consolidated into, and treated as, a single Loan on the last day of the Interest Period.

(b)

If a Loan is already outstanding, then the first Interest Period for each subsequent Loan must end on the last day of the current Interest Period for such outstanding Loan (the Current Interest Period) and on the last day of the Current Interest Period, the new Loan will be consolidated with all other Loans then outstanding so that together they form the Loan on the last day of the Interest Period. The next following Interest Period will then be applicable to the Loan in accordance with the terms of clause 9.1(d) (Selection of Interest Periods).

10	Changes to the Calculation of Interest

10.1	Interest calculation if no RFR or Central Bank Rate

If:

(a)

there is no applicable RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a Compounded Rate Loan; and

(b)	“Cost of funds will apply as a fallback” is specified in the Compounded Rate Terms,

clause 10.4 (Cost of funds) shall apply to that Compounded Rate Loan for that Interest Period.

10.2	Unavailability of Screen Rate

(a)

Interpolated Screen Rate: If no Screen Rate is available for HIBOR for the Interest Period of a Term Rate Loan, the applicable HIBOR shall be the Interpolated Screen Rate for a period equal in length to the Interest Period of that Term Rate Loan.

(b)	Cost of funds: If no Screen Rate is available for HIBOR for:

(i)	Hong Kong dollars; or

(ii)	the Interest Period of a Term Rate Loan and it is not possible to calculate the Interpolated Screen Rate,

there shall be no HIBOR for that Term Rate Loan and clause 10.4 (Cost of funds) shall apply to that Term Rate Loan for that Interest Period.

10.3	Market disruption – Term Rate Loan

If before 5 pm in Hong Kong on the Business Day immediately following the Quotation Day for the relevant Interest Period the Agent receives notifications from a Lender or Lenders (whose participations in a Term Rate Loan exceed 35 per cent of that Term Rate Loan) that the cost to it of funding its participation in that Term Rate Loan from whatever source it may reasonably select would be in excess of HIBOR then clause 10.4 (Cost of funds) shall apply to that Term Rate Loan for the relevant Interest Period.

10.4	Cost of funds

(a)

If this clause 10.4 applies to a Loan for an Interest Period neither clause 8.1 (Calculation of interest – Compounded Rate Loans) nor clause 8.2 (Calculation of interest – Term Rate Loans) shall apply to that Loan for that Interest Period and the rate of interest on each Lender’s share of that Loan for that Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the applicable Margin; and

(ii)

the rate notified to the Agent by that Lender as soon as practicable and in any event by (in the case of a Compounded Rate Loan) the Reporting Time or (in the case of a Term Rate Loan) within five Business Days of the first day of that Interest Period (or, if earlier, on the date falling five Business Days before the date on which interest is due to be paid in respect of that Interest Period), to be that which expresses as a percentage rate per annum the cost to the relevant Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)

If this clause 10.4 applies and the Agent (acting on the instructions of the Majority Lenders) or the Borrower so requires, the Agent (acting on the instruction of the Majority Lenders) and the Borrower shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest.

(c)	Any alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

(d)	If this clause 10.4 applies pursuant to clause 10.3 (Market disruption – Term Rate Loan) and:

(i)	the Funding Rate of an Original Facility B Lender or an Incremental Facility Lender of a Term Rate Loan is less than HIBOR; or

(ii)	an Original Facility B Lender or an Incremental Facility Lender of a Term Rate Loan does not supply a quotation by the time specified in clause 10.4(a)(ii),

the cost to that Original Facility B Lender or Incremental Facility Lender of a Term Rate Loan (as the case may be) of funding its participation in that Term Rate Loan for that Interest Period shall be deemed, for the purposes of clause 10.4(a), to be HIBOR.

(e)	If this clause 10.4 applies the Agent shall, as soon as is practicable, notify the Borrower.

10.5	Break Costs – Compounded Rate Loan

(a)

If an amount is specified as Break Costs in the Compounded Rate Terms, the Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of a Compounded Rate Loan or Unpaid Sum thereunder being paid by the Borrower on a day prior to the last day of an Interest Period for that Compounded Rate Loan or Unpaid Sum.

(b)

Each Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.

10.6	Break Costs – Term Rate Loan

(a)

The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Term Rate Loan or Unpaid Sum thereunder being paid by the Borrower on a day other than the last day of an Interest Period for that Term Rate Loan or Unpaid Sum.

(b)

Each Original Facility B Lender shall, as soon as reasonably practicable after a demand by the Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11	Fees

11.1	Arrangement Fee

The Borrower shall pay to the Agent (for the account of the Mandated Lead Arrangers and Bookrunners specified in the relevant Fee Letter) an arrangement fee in the amount and at the times agreed in a Fee Letter.

11.2	Agency Fee

The Borrower shall pay to the Agent (for its own account) an agency fee in the amount and at the times agreed in a Fee Letter.

12	FATCA

12.1	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within ten Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party as soon as reasonably practicable.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

(e)

If a Lender fails to supply any withholding certificate, withholding statement, document, authorisation, waiver or information in accordance with paragraph (a) above, or any withholding certificate, withholding statement, document, authorisation, waiver or information provided by a Lender to the Agent is or becomes materially inaccurate or incomplete, then such Lender shall indemnify the Agent, within three Business Days of demand, against any cost, loss, Tax or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (including any related interest and penalties) in acting as Agent under the Finance Documents as a result of such failure.

(f)

Without prejudice to any other term of this Agreement, if, in accordance with paragraph (a) above, the Agent provides the Borrower with sufficient information to determine its withholding obligations under FATCA, but the Borrower fails to withhold as required by FATCA, the Borrower shall indemnify the Agent, within three Business Days of demand, against any cost, loss, Tax or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by the Agent (including any related interest and penalties) in acting as Agent under the Finance Documents as a result of such failure.

12.2	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall as soon as reasonably practicable, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrower and the Agent and the Agent shall notify the other Finance Parties.

(c)	For the avoidance of doubt, the Agent is not obliged to:

(i)	make any FATCA Deduction in respect of any amount it receives from another Party;

(ii)	verify whether any amount it receives from another Party has been, or should be, subject to a FATCA Deduction; or

(iii)

increase any payment it receives under the Finance Documents for another Party in order to compensate the Party entitled to receive such payment for any FATCA Deduction made by the Party which transferred such payment to the Agent.

(d)	The Agent may assume that any FATCA Deduction that is required by FATCA to be made in respect of any amount it receives from a Party has been made.

13	Increased Costs

13.1	Increased costs

(a)

Subject to clause 13.3 (Exceptions) the Borrower shall, within three Business Days of a demand by the Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation or (ii) compliance with any law or regulation made after the date of this Agreement. The terms “law” and “regulation” in this paragraph (a) shall include any law or regulation concerning capital adequacy, prudential limits, liquidity, reserve assets or Tax.

(b)	In this Agreement,

Increased Costs means:

(i)

a reduction in the rate of return from a Facility or on a Finance Party’s (or its Affiliate’s) overall capital (including as a result of any reduction in the rate of return on capital brought about by more capital being required to be allocated by such Finance Party);

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to the undertaking, funding or performance by such Finance Party of any of its obligations under any Finance Document or any participation of such Finance Party in any Loan or Unpaid Sum.

Basel III means:

(i)

the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(ii)

the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement – Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(iii)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”,

in each case, in the form existing on the date of this Agreement.

13.2	Increased cost claims

(a)

A Finance Party (other than the Agent) intending to make a claim pursuant to clause 13.1 (Increased costs) shall notify the Agent of the event giving rise to the claim, following which the Agent shall promptly notify the Borrower.

(b)	Each Finance Party (other than the Agent) shall, as soon as practicable after a demand by the Agent, provide a certificate confirming the amount of its Increased Costs.

13.3	Exceptions

Clause 13.1 (Increased costs) does not apply to the extent any Increased Cost which is:

(a)	attributable to a Tax Deduction required by law to be made by the Borrower;

(b)	attributable to a FATCA Deduction required to be made by a Party;

(c)	attributable to any payment which a Finance Party is required to make of or on account of Tax on or in relation to any sum received or receivable under the Finance Documents;

(d)	attributable to any stamp duty, registration or similar taxes or any Indirect Tax;

(e)	attributable to compliance by the relevant Finance Party or its Affiliates with the reserve requirement ratio or any similar measures imposed by the People’s Bank of China;

(f)

attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Finance Party (or any Affiliate of it) by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it;

(g)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or

(h)

attributable to the implementation or application or compliance with Basel III or any other law or regulation which implements Basel III (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates or otherwise).

14	Mitigation by the Lenders

14.1	Mitigation

(a)

Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of clause 7.1 (Illegality), clause 12 (FATCA) or clause 13 (Increased Costs), including:

(i)

providing such information as the Borrower may reasonably request in order to permit the Borrower to determine its entitlement to claim any exemption or other relief (whether pursuant to a double taxation treaty or otherwise) from any obligation to make a Tax Deduction; and

(ii)	in relation to any circumstances which arise following the date of this Agreement, transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of the Borrower under the Finance Documents.

14.2	Limitation of liability

(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under clause 14.1 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under clause 14.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

14.3	Conduct of business by the Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

15	Other Indemnities

15.1	Currency indemnity

(a)

If any sum due from the Borrower under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

(i)	making or filing a claim or proof against the Borrower; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

the Borrower shall as an independent obligation, within three Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	The Borrower waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

15.2	Other indemnities

The Borrower shall, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:

(a)	the occurrence of any Event of Default;

(b)	the Information Memorandum or any other information produced or approved by the Borrower being or being alleged to be misleading and/or deceptive in any respect;

(c)

any enquiry from, investigation by, subpoena (or similar order) from or litigation in, in each case, any court or governmental agency with competent jurisdiction with respect to the Borrower or with respect to the transactions financed under this Agreement;

(d)

a failure by the Borrower to pay any amount due under a Finance Document on its due date or in the relevant currency, including any cost, loss or liability arising as a result of clause 26 (Sharing among the Finance Parties);

(e)

funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(f)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

15.3	Indemnity to the Agent

(a)	The Borrower shall promptly indemnify the Agent against any cost, loss or liability incurred by the Agent (acting reasonably) as a result of:

(i)	investigating any event which it reasonably believes is a Default;

(ii)	entering into or performing any foreign exchange contract for the purposes of clause 27.9(b) (Change of currency);

(iii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iv)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under this Agreement.

(b)

The indemnity given by a Party under or in connection with a Finance Document is a continuing obligation, independent of the party’s other obligations under or in connection with that or any other Finance Document and survives after that Finance Document is terminated. It is not necessary for a Finance Party to pay any amount or incur any expense before enforcing an indemnity under or in connection with this Agreement or any other Finance Document.

16	Costs and Expenses

16.1	Transaction expenses

The Borrower shall, within three Business Days of demand, pay the Administrative Parties the amount of all costs and expenses (including without limitation legal fees in such amounts agreed by the Borrower) reasonably incurred by any of them in connection with the negotiation, preparation, printing, execution of any other Finance Documents executed after the date of this Agreement.

16.2	Amendment costs

Subject to clause 16.4 (Reference Rate transition cost), if:

(a)	the Borrower requests an amendment, waiver or consent; or

(b)	an amendment is required pursuant to clause 27.9 (Change of currency),

the Borrower shall, within three Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees in such amounts agreed by the Borrower) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with or implementing that request, requirement or actual or contemplated agreement.

16.3	Enforcement costs

The Borrower shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

16.4	Reference Rate transition costs

The Borrower shall, within three Business Days of demand, reimburse the Agent for the amount of all costs and expenses (including legal fees in such amounts agreed by the Borrower) reasonably incurred by the Agent in responding to, evaluating, negotiating or complying with any amendment or waiver requested, made, contemplated or agreed pursuant to clause 33.4 (Replacement of Rate).

17	Representations

The Borrower makes the representations and warranties set out in this clause 17 to each Finance Party on the date of this Agreement.

17.1	Status

(a)	It is a corporation, duly incorporated, validly existing and in good standing under the law of its jurisdiction of incorporation.

(b)	It and each other member of the Group has the power to own its assets and carry on its business as it is being conducted.

(c)	It is acting as principal for its own account and not as agent or trustee in any capacity on behalf of any party in relation to the Finance Documents.

(d)	It is not a US Tax Obligor.

17.2	Binding obligations

The obligations expressed to be assumed by it in each Finance Document are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered in accordance with clause 4 (Conditions of Utilisation), legal, valid, binding and enforceable obligations.

17.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its or any other member of the Group’s constitutional documents; or

(c)	any agreement or instrument binding upon it or any other member of the Group or any of its or any other member of the Group’s assets.

17.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

17.5	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party;

(b)	to make the Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation; and

(c)	for it and each other member of the Group to carry on their business, and which are material,

have been obtained or effected and are in full force and effect.

17.6	Governing law and enforcement

(a)	The choice of Hong Kong law as the governing law of the Finance Documents will be recognised and enforced in its jurisdiction of incorporation.

(b)	Any judgment obtained in Hong Kong in relation to a Finance Document will be recognised and enforced in its jurisdiction of incorporation.

17.7	Deduction of Tax

It is not required under the law applicable where it is incorporated or resident or at the address specified in this Agreement to make any Tax Deduction from any payment it may make under any Finance Document.

17.8	No filing or stamp taxes

Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except that stamp duty will be payable in the Cayman Islands in respect of any original Finance Document that is executed in the Cayman Islands, brought into the Cayman Islands or produced before a court of the Cayman Islands.

17.9	No default

(a)	No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation.

(b)

No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or any other member of the Group or to which its (or any of other member of the Group’s) assets are subject which might have a Material Adverse Effect.

17.10	No misleading information

(a)

Any factual information contained in or provided by any member of the Group for the purposes of the Information Memorandum was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	Any financial projections contained in the Information Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

(c)

Nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information contained in the Information Memorandum being untrue or misleading in any material respect.

(d)

All information (other than the Information Memorandum) supplied by any member of the Group was true, complete and accurate in all material respects as at the date it was given and was not misleading in any respect.

17.11	Financial statements

(a)

Its financial statements most recently supplied to the Agent (which, at the date of this Agreement, are its Original Financial Statements) were prepared in accordance with GAAP consistently applied save to the extent expressly disclosed in such financial statements.

(b)

Its financial statements most recently supplied to the Agent (which, at the date of this Agreement, are its Original Financial Statements) give a true and fair view of (if audited) or fairly represent (if unaudited) its consolidated financial condition and operations for the period to which they relate, save to the extent expressly disclosed in such financial statements.

(c)	There has been no material adverse change in the business or consolidated financial condition of the Group since 31 December 2021.

17.12	Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

17.13	No proceedings

(a)

No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect has or have (to the best of its knowledge and belief) been started or threatened against it or any other member of the Group.

(b)

No judgment or order of a court, arbitral body or agency which might reasonably be expected to have a Material Adverse Effect has (to the best of its knowledge and belief) been made against it or any other member of the Group.

17.14	Environmental Laws

(a)	It and each other member of the Group is in compliance with clause 21.8 (Environmental compliance) and no circumstances have occurred which would prevent such compliance.

(b)	No Environmental Claim has been started or threatened against any member of the Group which would reasonably be expected to have a Material Adverse Effect.

17.15	Authorised signatures

Any person specified as its authorised signatory under Schedule 2 (Conditions Precedent) or clause 18.4(f) (Information: miscellaneous) is authorised to sign Utilisation Requests and other notices on its behalf.

17.16	Sanctions

None of the Borrower, any of its Subsidiaries or joint ventures, any director or officer, or any employee, agent, or Affiliate of the Borrower or any of its Subsidiaries:

(a)	is a person that is, or is owned or controlled by persons that are:

(i)	the target or subject of any Sanctions;

(ii)

located, organised or resident in a country or territory that is, or whose government is, the target or subject of Sanctions, including, without limitation, currently, the Crimea region, Donetsk and Luhansk regions of Ukraine, Cuba, Iran, North Korea and Syria; or

(b)	has received notice of or is aware of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority.

17.17	Anti-bribery and Corruption Law

None of the Borrower, nor to the knowledge of the Borrower, any director, officer, agent, employee, Affiliate or other person acting on behalf of the Borrower or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable Anti-Bribery and Corruption Laws. Furthermore, the Borrower and, to the knowledge of the Borrower, its Affiliates have conducted their businesses in compliance with Anti-Bribery and Corruption Laws and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with Anti-Bribery and Corruption Laws.

17.18	Anti-money laundering

The operations of the Borrower, each of its Subsidiaries and its and their Affiliates (each such person, a Relevant Person) are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over any Relevant Person (collectively, the Money Laundering Laws) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Relevant Person or any of their respective directors, officers, agents or employees with respect to the Money Laundering Laws is pending or, to the best knowledge of the Borrower, threatened.

17.19	Group Structure Chart

The Group Structure Chart delivered to the Agent pursuant to clause 4.1 (Initial conditions precedent) or, as the case may be, clause 18.2 (Compliance Certificate) is true, complete and accurate in all material respects and shows the Borrower and each of its Significant Subsidiaries, including its current name and jurisdiction of incorporation as at the date of this Agreement or (in the case of a Group Structure Chart delivered pursuant to clause 18.2 (Compliance Certificate)) the date on which such Group Structure Chart is delivered to the Agent.

17.20	Existing Facilities

Subject to the Existing Facilities having been fully prepaid no later than the first Utilisation Date, the Borrower has no obligation to prepay any of the Existing Facilities as a result of the entry by the Borrower into the Finance Documents and the transactions completed hereunder.

17.21	Repetition

(a)	The Repeating Representations are deemed to be made by the Borrower by reference to the facts and circumstances then existing on:

(i)	the date of each Utilisation Request and the first day of each Interest Period; and

(ii)	the date of the Incremental Facility Notice and the Incremental Facility Establishment Date.

(b)	The representation set out in clause 17.19 (Group Structure Chart) are deemed to be made by the Borrower on each date such Group Structure Chart is provided to the Agent.

18	Information Undertakings

The undertakings in this clause 18 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

18.1	Financial statements

The Borrower shall supply to the Agent in sufficient copies for all the Lenders:

(a)

as soon as the same become available, but in any event within 180 days after the end of each of its financial years, its audited consolidated financial statements for that financial year accompanied with unqualified opinions from the auditors; and

(b)	as soon as the same become available, but in any event within 120 days after the end of each quarter of each of its financial years, its consolidated financial statements for that financial quarter.

The Borrower may satisfy its obligation to deliver such financial statements by providing a link to a website where the same are publicly available, provided that the Agent is able to open the link and download a copy of such financial statements.

18.2	Compliance Certificate

(a)

The Borrower shall supply to the Agent, with each set of financial statements delivered pursuant to clause 18.1(a) or 18.1(b) (Financial statements) which relate to a period ending on the last day of a Relevant Period (as defined in clause 19.1 (Financial definitions), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with clause 19 (Financial Covenants) as at the date as at which those financial statements were drawn up

(b)

The Compliance Certificate, accompanying the financial statements delivered pursuant to clause 18.1(a) (Financial statements) for that Relevant Period, shall have attached to it an updated Group Structure Chart. The Borrower may satisfy its obligation to deliver such updated Group Structure Chart by providing a link to a website where the same are publicly available, provided that the Agent is able to open the link and download a copy of such Group Structure Chart.

(c)	Each Compliance Certificate delivered pursuant to paragraph (a) above shall be signed by one director or an authorised signatory of the Borrower.

18.3	Requirements as to financial statements

(a)

Each set of financial statements delivered by the Borrower pursuant to clause 18.1 (Financial statements) shall be certified by a director of the Borrower as giving a true and fair view of (in the case of any such financial statements which are audited) or fairly representing (in the case of any such financial statements which are unaudited) its financial condition as at the date as at which those financial statements were drawn up.

(b)

The Borrower shall procure that each set of financial statements delivered pursuant to clause 18.1 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements unless, in relation to any set of financial statements, it notifies the Agent that there has been a change in GAAP, the accounting practices or reference periods and its auditors deliver to the Agent:

(i)	a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which the Original Financial Statements were prepared; and

(ii)

sufficient information, in form and substance as may be reasonably required by the Agent, to enable the Lenders to determine whether clause 19 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and the Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

18.4	Information: miscellaneous

The Borrower shall supply to the Agent (in sufficient copies for all the Finance Parties, if the Agent so requests):

(a)	all documents dispatched by the Borrower to its shareholders (or any class of them) or its creditors generally at the same time as they are despatched;

(b)

promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which might, if adversely determined, have a Material Adverse Effect;

(c)

promptly upon becoming aware of them, the details of any judgment or order of a court, arbitral body or agency which is made against any member of the Group, and which might have a Material Adverse Effect;

(d)	promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party (through the Agent) may reasonably request;

(e)

as soon as reasonably practicable, (in respect of any notice of a Sustainability Performance Certificate Inaccuracy Event issued by the Borrower) a copy of that notice or (in respect of any notice of a Sustainability Performance Certificate Inaccuracy Event issued by the SPC Verification Provider) following receipt, a copy of that notice received from the SPC Verification Provider; and

(f)	promptly, notice of any change in authorised signatories of the Borrower signed by a director or company secretary accompanied by specimen signatures of any new authorised signatories.

18.5	Notification of default

(a)	The Borrower shall notify the Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence.

(b)

Promptly upon a request by the Agent, the Borrower shall supply to the Agent a certificate signed by two of its directors or senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

18.6	Use of websites

(a)

The Borrower may satisfy its obligation under this Agreement to deliver any information in relation to those Lenders (the Website Lenders) who accept this method of communication by posting this information onto an electronic website designated by the Borrower and the Agent (the Designated Website) if:

(i)	the Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;

(ii)	both the Borrower and the Agent are aware of the address of and any relevant password specifications for the Designated Website; and

(iii)	the information is in a format previously agreed between the Borrower and the Agent.

If any Lender (a Paper Form Lender) does not agree to the delivery of information electronically then the Agent shall notify the Borrower accordingly and the Borrower shall supply the information to the Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event the Borrower shall supply the Agent with at least one copy in paper form of any information required to be provided by it.

(b)	The Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Borrower and the Agent.

(c)	The Borrower shall promptly upon becoming aware of its occurrence notify the Agent if:

(i)	the Designated Website cannot be accessed due to technical failure;

(ii)	the password specifications for the Designated Website change;

(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;

(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or

(v)	the Borrower becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If the Borrower notifies the Agent under paragraph (c)(i) or paragraph (c)(v) above, all information to be provided by the Borrower under this Agreement after the date of that notice shall be supplied in paper form unless and until the Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)

Any Website Lender may request, through the Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Borrower shall comply with any such request within ten Business Days.

18.7	“Know your customer” checks

(a)

The Borrower shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself or on behalf of any Lender (including for any Lender on behalf of any prospective new Lender)) in order for the Agent, such Lender or any prospective new Lender to conduct all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct.

(b)

Each Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to conduct all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct.

19	Financial Covenants

The undertakings in this clause 19 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

19.1	Financial definitions

In this clause 19:

Consolidated Cash means, at any time, the aggregate of:

(a)	such cash and cash equivalents which have been treated as “cash and cash equivalents” in the latest published consolidated balance sheet of the Borrower; and

(b)	such bank deposits which have been treated as “restricted cash” in the latest published consolidated balance sheet of the Borrower.

Consolidated EBITDA means, for any Relevant Period, the consolidated operating profits of the Borrower for that Relevant Period before taxation:

(a)	before deducting any Consolidated Finance Charges;

(b)	before deducting any amount attributable to amortisation of intangible assets, land use rights and right of use assets or depreciation of tangible assets;

(c)	before taking into account any items treated as exceptional or extraordinary items;

(d)	before taking into account any share-based compensation to the extent included in the related operating expense categories in accordance with the applicable accounting principles; and

(e)

before taking into account any gains or losses (whether realised or unrealised) deriving from any Treasury Transaction (to the extent such Treasury Transaction has been accounted for on hedge accounting basis), in each case, to the extent added, deducted or taken into account, as the case may be, for the purposes of determining the profits of the Borrower on a consolidated basis from ordinary activities before taxation.

Consolidated Finance Charges means, for any Relevant Period, the aggregate amount of interest, commission, fees, discounts, prepayment penalties or premiums and other finance payments in respect of Consolidated Total Borrowings whether accrued, paid or payable and whether or not capitalised by any member of the Group in respect of that Relevant Period:

(a)	excluding any such obligations owed to any other member of the Group;

(b)	including the interest element of leasing and hire purchase payments; and

(c)	including any amounts paid, payable or accrued by any member of the Group to counterparties under any interest rate hedging instrument.

Consolidated Net Finance Charges means at any time the Consolidated Finance Charges excluding:

(a)	any amounts paid, payable or accrued by counterparties to any member of the Group under any interest rate hedging instrument; and

(b)	any interest paid, payable to or accrued to the benefit of any member of the Group on any deposit or bank account.

Consolidated Net Interest-bearing Liabilities means at any time the Consolidated Total Borrowings less Consolidated Cash, short term investment and long-term held to maturity debt securities.

Consolidated Total Assets means, at any time, the aggregate of:

(a)	the amount of those assets of the Borrower on a consolidated basis which have been treated as Total Non-current Assets; and

(b)	the amount of those assets of the Borrower on a consolidated basis which have been treated as “total current assets” in the latest published consolidated balance sheet of the Borrower.

Consolidated Total Borrowings means, at any time, the aggregate outstanding principal, capital or nominal amount and any fixed or minimum premium payable on prepayment or redemption of any indebtedness for or in respect of Financial Indebtedness (other than in respect of paragraph (g) of the definition of Financial Indebtedness) of the Borrower on a consolidated basis.

Consolidated Total Liabilities means, at any time, the aggregate of the total liabilities of the Borrower on a consolidated basis in the latest published consolidated balance sheet of the Borrower.

Relevant Period means each period of 12 months ending on the last day of the Borrower’s financial year and each period of 12 months ending on the last day of the first half of the Borrower’s financial year.

Total Non-current Asset means, in respect of any Relevant Period, the “total assets” as shown in the latest published consolidated balance sheet of the Borrower in respect of that Relevant Period minus the “total current assets” as shown in the latest published consolidated balance sheet of the Borrower in respect of that Relevant Period.

Treasury Transaction means any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

19.2	Financial condition

The Borrower shall ensure that:

(a)	Consolidated Total Assets shall be maintained at all times at a minimum of RMB100,000,000,000;

(b)	Consolidated Total Liabilities shall at all times not exceed 80 per cent. of its Consolidated Total Assets;

(c)	Consolidated Net Interest-bearing Liabilities in respect of any Relevant Period shall not be more than 5 times the Consolidated EBITDA for that Relevant Period; and

(d)

Consolidated EBITDA in respect of any Relevant Period shall not be less than 3 times the Consolidated Net Finance Charges for that Relevant Period, provided that this clause 19.2(d) shall be deemed to have been satisfied if the Consolidated Finance Charges in respect of any Relevant Period is less than the interest income for that Relevant Period.

19.3	Financial testing

The financial covenants set out in clause 19.2 (Financial condition) shall be tested half-yearly by reference to the financial statements submitted by the Borrower under clause 18.1 (Financial statements):

(a)	(in respect of any testing to be conducted at the end of the financial half-year of the Borrower) the financial statements delivered pursuant to clause 18.1(b) (Financial statements); and

(b)	(in respect of any testing to be conducted at the end of the financial year of the Borrower) the financial statements delivered pursuant to of clause 18.1(a) (Financial statements),

and, in each case, the Compliance Certificate delivered pursuant to clause 18.2 (Compliance Certificate) in respect of the Relevant Period.

20	Sustainability-linked Loan Provisions

20.1	Classification and publicity

(a)

The Facilities and the Loans may be classified or referred to as sustainability-linked facilities and loans on and from the date which the Agent receives a copy of the Second Party Opinion, subject to any declassification of the same in accordance with clause 20.5 (Declassification).

(b)

Subject to classification of the Facilities and the Loans in accordance with clause 20.1(a) and prior to any declassification of the same in accordance with clause 20.5 (Declassification), the Facilities and the Loans may be described as sustainability-linked facilities and loans aligned with the Sustainability-linked Loan Principles in any announcements or publicity issued by the Finance Parties (or any of them) or the Borrower.

(c)

The Borrower shall promptly notify the Agent in writing if at any time it becomes aware of any actual or potential challenge by any person outside the Group or the Finance Parties that this Agreement is or may no longer be incompliance with the Sustainability-linked Loan Principles.

20.2	Sustainability Performance Certificate

(a)

The Borrower shall, on or before 30 June of each calendar year, procure the delivery to the Agent (in sufficient copies for all the Finance Parties) of a Sustainability Performance Certificate dated no earlier than one Month prior to such date of delivery setting out the performance of the Borrower with respect to the Sustainability Performance Targets for the Relevant Sustainability Performance Period ending immediately prior to such date of delivery. For the avoidance of doubt, the first Sustainability Performance Certificate will be so delivered on or before 30 June 2023 and will be provided to the Lenders via the Agent.

(b)

The Borrower shall procure that each Sustainability Performance Certificate (including, for the avoidance of doubt, each Sustainability Performance Certificate reissued pursuant to clause 20.2(d)) shall provide updated performance of the Borrower with respect to each Sustainability Performance Target and the Borrower shall provide such assistance and sufficient information as may be requested by the Agent (acting on the instructions of the Majority Lenders, acting reasonably), to enable the Agent and/or the Lenders to:

(i)	review the contents of that Sustainability Performance Certificate;

(ii)

determine the number of Sustainability Performance Targets achieved for the Relevant Sustainability Performance Period or (as the case may be) such relevant Sustainability Performance Period referred therein; and

(iii)	make an accurate comparison between the performance for each KPI indicated in that Sustainability Performance Certificate and the relevant Baseline Performance Figures.

The Agent (acting on the instructions of the Majority Lenders) shall, as soon as reasonably practicable but in any event on or before:

(A)	(in respect of each Sustainability Performance Certificate delivered pursuant to clause 20.2(a)) the Margin Reduction Date; or

(B)

(in respect of each Sustainability Performance Certificate delivered pursuant to clause 20.2(d)) the date falling three Months after the date of the notice of the relevant Sustainability Performance Certificate Inaccuracy Event,

notify the Borrower of the completion and the outcome of such review, comparison and determination. Any determination of the number of Sustainability Performance Targets achieved for the Relevant Sustainability Performance Period or (as the case may be) such relevant Sustainability Performance Period made (or deemed to have been made) and notified to the Borrower in relation to any Sustainability Performance Certificate under this clause 20.2(b) shall be conclusive.

(c)

Each Party hereby agrees that none of the Agent and the Sustainability-linked Loan Coordinators shall have any responsibility for (or any liability in respect of) independently verifying, auditing or otherwise evaluating any statement or calculation set forth in any Sustainability Performance Certificate (or any of the data or computations that are part of or related to any such statement or calculation) or any information provided pursuant to clause 20.2(b) and each of the Agent and the Sustainability-linked Loan Coordinators may rely conclusively on each Sustainability Performance Certificate and any such information without further enquiry.

(d)

If a Sustainability Performance Certificate Inaccuracy Event occurs, the Borrower shall, within 2.5 Months after the date of the notice of the relevant Sustainability Performance Certificate Inaccuracy Event, procure the delivery to the Agent of a re-issued Sustainability Performance Certificate for the relevant Sustainability Performance Period.

20.3	External Verification Provider

(a)	The Borrower shall, at its own cost and after consultation with the Sustainability-linked Loan Coordinators, appoint each of the SPO Provider and the SPC Verification Provider by no later than:

(i)	(in respect of the appointment of the SPO Provider) the Financial Close; and

(ii)	(in respect of the appointment of the SPC Verification Provider) the date falling three Months after the date of this Agreement,

and, in the case of the SPC Verification Provider only, its scope of work shall be reasonably satisfactory to the Agent (acting on the instructions of the Majority Lenders after consultation with the Sustainability-linked Loan Coordinators) and shall include verifying the achievement or otherwise by the Borrower of the Sustainability Performance Targets and issuing each Sustainability Performance Certificate or issuing each opinion, document or report certifying the achievement of the Sustainability Performance Targets for the Relevant Sustainability Performance Period.

(b)

If an External Verification Provider Replacement Event occurs, the Borrower shall promptly notify the Agent in writing and the Borrower and the Agent (acting on the instructions of the Majority Lenders), after consultation with the Sustainability-linked Loan Coordinators, will enter into negotiations for a period of no less than five Business Days and no longer than 30 Business Days (or such longer period as the Borrower and the Agent (acting on the instructions of the Majority Lenders) may agree) (such period being an External Verification Provider Replacement Consultation Period) to agree a replacement External Verification Provider and its scope of work and the form of the Second Party Opinion or (as the case may be) the Sustainability Performance Certificate to be issued by any such replacement.

(c)

If at the end of an External Verification Provider Replacement Consultation Period, the Borrower and the Agent (acting on the instructions of the Majority Lenders), after consultation with the Sustainability-linked Loan Coordinators, have agreed on a replacement External Verification Provider and its scope of work, the Borrower shall, at its own cost, promptly take all steps reasonably necessary to appoint such replacement (and, if applicable, to terminate the appointment of the existing External Verification Provider) within five Business Days after the expiry of the relevant External Verification Provider Replacement Consultation Period (or such longer period as the Borrower and the Agent (acting on the instructions of the Majority Lenders) may agree) and will notify the Agent within five Business Days of such appointment (and termination, as applicable) and provide the Agent with an excerpt of the appointment letter documenting the scope of work relating thereto (and such scope of work shall be consistent with the agreement reached in relation thereto at the end of the External Verification Provider Replacement Consultation Period).

20.4	Sustainability Review Event Consultation

If a Sustainability Review Event occurs:

(a)

the Borrower shall notify the Agent in writing promptly upon making the relevant determination or, where the determination thereof is made by the Agent (acting on the instructions of the Majority Lenders), the Agent (acting on the instructions of the Majority Lenders) shall as soon as reasonably practicable notify the Borrower thereof; and

(b)

the Borrower and the Agent (acting on the instructions of the Majority Lenders) will thereafter consult for a period of no less than five Business Days and no longer than 30 Business Days (or such longer period as the Borrower and the Agent (acting on the instructions of the Majority Lenders) may agree) after the date of notification referred to in paragraph (a) above (such period being a Sustainability Review Event Consultation Period) with a view to agreeing if any adjustments are to be made to the Sustainability Performance Targets, the KPIs, the form and content of the Sustainability Performance Certificates or the determination of the Margin in the light of the Sustainability Review Event and any consequential amendments to the Finance Documents.

In the event that agreement as referred to in paragraph 20.4(b) above is reached within the Sustainability Review Event Consultation Period then the Borrower shall, at its own cost, promptly take such action as the Agent (acting on the instructions of the Majority Lenders) may reasonably require including entering into an amendment agreement to this Agreement and/or any other Finance Document to implement such course of action.

20.5	Declassification

If:

(a)	the Borrower fails to procure the delivery to the Agent of a Sustainability Performance Certificate in accordance with clause 20.2(a) (Sustainability Performance Certificate);

(b)

no replacement External Verification Provider is agreed upon at the expiry of an External Verification Provider Replacement Consultation Period or a replacement is not duly appointed within the timeframe specified in clause 20.3(c) (External Verification Provider);

(c)

no agreement as referred to in clause 20.4 (Sustainability Review Event Consultation) can be reached between the Borrower and the Agent (acting on the instructions of the Majority Lenders) by the expiry of a Sustainability Review Event Consultation Period or if such an agreement is reached but not implemented as provided in clause 20.4 (Sustainability Review Event Consultation) within 20 Business Days of the expiry of a Sustainability Review Event Consultation Period; or

(d)	the Agent (acting on the instructions of the Majority Lenders (acting reasonably)) determines that:

(i)	the Borrower has failed to perform or comply with this clause 20; or

(ii)	this Agreement is no longer in compliance with the Sustainability-linked Loan Principles,

then,

(i)

the Agent (acting on the instructions of the Majority Lenders) may determine that each outstanding Loan and each Facility be declassified as a Sustainability-linked Loan and a Sustainability-linked Facility from the date which falls on the last day of the then current Margin Reduction Period for all subsequent Margin Reduction Periods and the Margin of each Loan for the next succeeding Margin Reduction Period shall be the applicable Initial Margin. The Agent shall notify the Borrower as soon as reasonably practicable after making such a determination; and

(ii)	the Borrower shall:

(A)

as soon as reasonably practicable after the Borrower’s receipt of the notification from the Agent referred to in paragraph (i) above (the date of the Borrower’s receipt of such notification, the Declassification Date):

(1)

cease representing in all internal and/or external communications, marketing or publications published or disseminated on or at any time after the Declassification Date that the Facilities are Sustainability-linked Facilities or any Loan is a Sustainability-linked Loan; and

(2)

ensure that all materials, publications and information relating to the Facilities and the Loans published or disseminated on or at any time after the Declassification Date no longer refer to them as Sustainability-linked Facilities or Sustainability-linked Loans; and

(B)	as soon as reasonably practicable after the Declassification Date, remove:

(1)

any communication, marketing or publication published prior to the Declassification Date which represents the Facilities as Sustainability-linked Facilities or any Loan as a Sustainability-linked Loan; or

(2)

any material, publication and information relating to the Facilities and the Loans published prior to the Declassification Date which refers to them as Sustainability-linked Facilities or Sustainability-linked Loans,

(in each case) from the Group’s website (other than any formal announcement, notice or other document that the Borrower is required to publish on its website by the HKEX, SSE, NYSE, SZSE, TSE, SGX or other stock exchange on which shares or other securities of the Borrower are listed).

20.6	No Default (Sustainability-linked provisions)

For the avoidance of doubt, no Event of Default shall occur as a result of:

(a)

any non-compliance with any provision of this clause 20 except that the Borrower’s failure to comply with clause 20.5(ii) (Declassification) will constitute an Event of Default under clause 22.3 (Other obligations);

(b)	any failure to procure the delivery of a Sustainability Performance Certificate;

(c)	any failure to meet a Sustainability Performance Target; or

(d)	the occurrence of any Sustainability Review Event or any Sustainability Performance Certificate Inaccuracy Event or External Verification Provider Replacement Event.

21	General Undertakings

The undertakings in this clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1	Authorisations

The Borrower shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and

(b)	supply certified copies to the Agent of,

any Authorisation required to enable it to perform its obligations under the Finance Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation of any Finance Document.

21.2	Compliance with laws

(a)

The Borrower shall comply in all respects with all laws and regulations (including, but not limited to, the Money Laundering Laws, Anti-Bribery and Corruption Laws, Anti-Terrorism Laws and Sanctions) to which it may be subject, if failure so to comply would materially impair its ability to perform its obligations under the Finance Documents.

(b)

The Borrower shall, at any time at the request of any Finance Party (through the Agent), at its own cost take whatever actions (including, executing any documents, obtaining any approval and completing any registration, filing or recording) that any such Finance Party may reasonably require in order to ensure that all and any legal and regulatory requirements applicable to the transactions contemplated under the Finance Documents are duly complied with, without prejudice to any Borrower’s other representations and warranties or covenants relating to its compliance with laws and regulations in the Finance Documents, including the requirement of filing under NDRC Circular 2044 with the NDRC of the PRC.

21.3	Pari passu ranking

The Borrower shall ensure that its payment obligations under the Finance Documents will constitute its direct, unconditional, unsecured and unsubordinated obligations and will rank and continue to rank at least pari passu with the claims of all of its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

21.4	Negative pledge

In this clause 21.4, Quasi-Security means an arrangement or transaction described in paragraph (b) below.

(a)

The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets, or over any shares or any other form of equity and economic interests in, or assets of, any other member of the Group.

(b)	The Borrower shall not (and the Borrower shall ensure that no other member of the Group will):

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by the Borrower or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)	enter into or permit to subsist any title retention arrangement;

(iv)	enter into or permit to subsist any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(v)	enter into or permit to subsist any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to:

(i)

any Security or Quasi-Security over or affecting any asset, shares or any other form of equity and economic interests of any member of the Group existing as at the date of this Agreement except to the extent the principal amount secured by that Security or Quasi-Security exceeds the amount outstanding as at the date of this Agreement;

(ii)

any Security or Quasi-Security created over the assets of the Borrower or the shares or any other form of equity and economic interests in, or assets of, any other member of the Group, which is extended equally and rateably to the Finance Parties to the satisfaction of the Agent (acting on the instructions of the Majority Lenders);

(iii)	any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

(iv)

any lien arising by operation of law and in the ordinary course of trading provided that the debt which is secured thereby is paid when due or contested in good faith by appropriate proceedings and properly provisioned;

(v)	any Security or Quasi-Security created pursuant to any Finance Document;

(vi)	any Security or Quasi-Security arising in the ordinary course of day-to-day business of the Group and not arising as a result of any default or omission by any member of the Group;

(vii)	any Security or Quasi-Security created in relation to any exchangeable senior notes issued or to be issued by the Borrower;

(viii)

any Security or Quasi-Security over any assets securing indebtedness the principal amount of which (when aggregated with the principal amount of any other indebtedness which has the benefit of Security or Quasi-Security given by any member of the Group other than any permitted under paragraphs (i) to (vii) above) does not exceed an amount equal to 7.5 per cent. of Consolidated Total Assets set out in the most recent Compliance Certificate delivered pursuant to clause 18.2 (Compliance Certificate) or, if a Compliance Certificate has not yet been delivered thereunder, in the Original Financial Statements; or

(ix)

any Security or Quasi-Security created over the assets of the Borrower or over the shares or any other form of equity and economic interests in, or assets of any other member of the Group with the prior written consent of the Agent (acting on the instructions of the Majority Lenders).

21.5	Disposals

(a)

The Borrower shall not (and the Borrower shall ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset or revenues, or enter into any agreement or arrangement to sell, lease, transfer or otherwise dispose of any assets or revenues.

(b)	Paragraph (a) above does not apply to any sale, lease, transfer or other disposal, or the entry into any agreement or arrangement in respect of a sale, lease, transfer or other disposal:

(i)	made in the ordinary course of trading of the disposing entity at arm’s length and on normal commercial terms;

(ii)	of assets in exchange for other assets comparable or superior as to type, value and quality and for a similar purpose (other than an exchange of a non-cash asset for cash) on arm’s length terms;

(iii)

of assets by a member of the Group to any other member of the Group (the Transferee) on arm’s length terms provided that that the Transferee will remain a member of the Group after that sale, lease, transfer or disposal; or

(iv)

made on normal commercial terms where the higher of the market value or consideration receivable (whether alone or when aggregated with the higher of the market value or consideration receivable for any other sale, lease, transfer or other disposal by members of the Group, other than any permitted under paragraphs (i) to (iv) above) does not exceed 10 per cent. of the Consolidated Total Assets set out in the most recent Compliance Certificate delivered pursuant to clause 18.2 (Compliance Certificate) or, if a Compliance Certificate has not yet been delivered thereunder, in the Original Financial Statements.

21.6	Mergers

The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction (each a Merger) except:

(a)	mergers between Subsidiaries of the Borrower, which, in the opinion of the Lenders, will not impair the ability of the Borrower to fulfil its obligations under the Finance Documents; or

(b)	mergers provided in each case that:

(i)	such Merger is in respect of assets or businesses in the same nature and of the same scope as the Group’s business as conducted on the date of this Agreement;

(ii)	the member of the Group involved in the Merger is the surviving entity; and

(iii)	there is no Material Adverse Effect at the time or, or arising out of, such Merger.

21.7	Change of business

The Borrower shall procure that no substantial change is made to the general nature of the business of the Borrower or the Group from that carried on at the date of this Agreement save to the extent the Group is permitted to acquire unrelated businesses pursuant to clause 21.10 (Acquisitions).

21.8	Environmental compliance

The Borrower shall (and the Borrower shall ensure that each member of the Group will) comply in all material respects with all Environmental Law, obtain and maintain any Environmental Permits and take all reasonable steps in anticipation of known or expected future changes to or obligations under Environmental Law or any Environmental Permits save where such non-compliance could not reasonably be expected to have a Material Adverse Effect.

21.9	Environmental Claims

The Borrower shall inform the Agent in writing as soon as reasonably practicable upon becoming aware of:

(a)	any Environmental Claim which has been commenced or (to the best of the Borrower’s knowledge and belief) is threatened against any member of the Group; or

(b)	any facts or circumstances which will or might reasonably be expected to result in any Environmental Claim being commenced or threatened against any member of the Group,

in each case where such Environmental Claim might reasonably be expected, if determined against that member of the Group, to have a Material Adverse Effect.

21.10	Acquisitions

(a)	The Borrower shall not (and shall procure that no member of the Group will) acquire any company, business, assets or undertaking or make any investment.

(b)	Paragraph (a) above does not apply to an acquisition or investment:

(i)	(A) which is in respect of assets or businesses in the same nature and of the same scope as the Group’s business as conducted on the date of this Agreement; and

(B)    where there is no Material Adverse Effect at the time or, or arising out of, such acquisition or investment; or

(ii)

the value of which acquisition or investment (when aggregated with the value of all other acquisitions and investments permitted under this paragraph (ii) and made in the same financial year) does not exceed an amount equal to 7.5 per cent. of the Consolidated Total Assets set out in the most recent Compliance Certificate delivered pursuant to clause 18.2 (Compliance Certificate) or, if a Compliance Certificate has not yet been delivered thereunder, in the Original Financial Statements.

21.11	Loans and guarantees

(a)

The Borrower shall not (and shall ensure that no other member of the Group will) make or allow to subsist any loans, grant any credit (save in the ordinary course of business) or give or allow to remain outstanding any guarantee or indemnity (except as required under any of the Finance Documents) to or for the benefit of any person other than a member of the Group or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any person.

(b)

Paragraph (a) above does not apply to any loan made or credit granted or guarantee or indemnity outstanding, so long as the aggregate principal amount of any such loans made or credit granted or in respect of which the guarantee or indemnity is given does not exceed an amount equal to 5.0 per cent. of the Consolidated Total Assets set out in the most recent Compliance Certificate delivered pursuant to clause 18.2 (Compliance Certificate) or, if a Compliance Certificate has not yet been delivered thereunder, in the Original Financial Statements.

21.12	Financial Indebtedness

(a)	The Borrower shall not (and shall ensure that no other member of the Group will) incur or permit to remain outstanding any Financial Indebtedness.

(b)	Paragraph (a) above does not apply to:

(i)	any Financial Indebtedness incurred pursuant to any Finance Documents; and

(ii)

any Financial Indebtedness incurred by a member of the Group provided that following the incurrence of such Financial Indebtedness, the Borrower will remain in compliance with the obligations under clause 19 (Financial Covenants).

21.13	Use of Proceeds

(a)

The Borrower will not and shall not permit or authorise any other person to, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person:

(i)	to fund any activities or business of or with any person, or in any country or territory, that, at the time of such funding, is, or whose government is, the target or subject of Sanctions; or

(ii)	in any other manner that would result in a violation of Sanctions by any person (including any person participating in the Loans, whether as underwriter, advisor, investor or otherwise).

(b)	No part of the proceeds of the Loans will be used, directly or indirectly, for any payments that could constitute a violation of any applicable Anti-Bribery and Corruption Laws.

(c)	No part of the proceeds of the Loans will be used to finance any securities dealings or real estate investment, or for any other purposes in conflict with any applicable laws or regulations.

21.14	Anti-corruption law

(a)

The Borrower shall not (and the Borrower shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facilities for any purpose which would breach the applicable Anti-Bribery and Corruption Laws or other similar applicable legislation in other jurisdictions.

(b)	The Borrower shall (and the Borrower shall ensure that each other member of the Group will):

(i)	conduct its businesses in compliance with the applicable Anti-Bribery and Corruption Laws; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with such laws.

(c)

In connection with the transactions contemplated by this Agreement, the Borrower will not (and the Borrower shall ensure that no other member of the Group will), directly or indirectly, authorize, offer, promise, or make payments of anything of value, including but not limited to cash, cheques, wire transfers, tangible and intangible gifts, favors, services, and those entertainment and travel expenses that go beyond what is reasonable and customary and of modest value to:

(i)	an executive, official, employee or agent of a governmental department, agency or instrumentality;

(ii)	a director, officer, employee or agent of a wholly or partially government-owned or controlled company or business;

(iii)	a political party or official thereof, or candidate for political office;

(iv)	a Foreign Public Official; or

(v)	any other person; while knowing or having a reasonable belief that all or some portion will be used for the purpose of:

(A)	influencing any act, decision or failure to act by any such person in his or her official capacity;

(B)	inducing any such person to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; or

(C)	securing an unlawful advantage; in order to obtain, retain or direct business.

21.15	Application of FATCA

The Borrower shall ensure that it does not become a US Tax Obligor.

21.16	Further assurances

If the Finance Parties (acting through the Agent) consider this to be required, the Borrower shall immediately, at its own cost and expense take whatever actions (including without limitation, executing any documents, obtaining any approval and completing any registration, filing or recording) that any such Finance Party considers necessary in order to ensure that all and any legal and regulatory requirement applicable to the transactions contemplated under the Finance Documents are duly complied with, without prejudice to the Borrower’s other representations and warranties or covenants relating to its compliance with laws and regulations in the Finance Documents.

21.17	Conditions subsequent

The Borrower shall, within 10 PRC Working Days (or any other period as required by NDRC from time to time) after each Utilisation Date, provide the Agent with a copy of the information reporting table for foreign borrowings of enterprises (企业发行外债信息报送表) (the Information Reporting Table) filed with the NDRC and the relevant upload confirmation, both affixed with the company chop (公章) of the entity of the Group making the NDRC filing, evidencing that the report of information in respect of that Utilisation required under NDRC Circular 2044 has been submitted to the NDRC. The Information Reporting Table shall be in form and substance satisfactory to the Agent (acting on the instructions of the Majority Lenders).

22	Events of Default

Each of the events or circumstances set out in the following subclauses of this clause 22 (other than clause 22.15 (Acceleration)) is an Event of Default.

22.1	Non-payment

The Borrower does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:

(i)	administrative or technical error; or

(ii)	a Disruption Event; or

(iii)	the failure of the Agent to notify the Borrower of the relevant Interest Payment no less than two RFR Banking Days prior to the relevant Interest Payment Date; and

(b)

in the case of paragraphs (a)(i) and (a)(ii), payment is made within three Business Days of its due date, or in the case of paragraph (a)(iii) above, payment is made within two Business Days after the Agent notifies the Borrower of the relevant Interest Payment.

22.2	Financial covenants and conditions subsequent

Any requirement of clause 19 (Financial Covenants) and clause 21.17 (Conditions subsequent) is not satisfied.

22.3	Other obligations

(a)

Subject to clause 20.6 (No Default (Sustainability-linked provisions)), the Borrower does not comply with any provision of the Finance Documents (other than those referred to in clause 22.1 (Non-payment) and clause 22.2 (Financial covenants and conditions subsequent)).

(b)

No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within ten Business Days of the earlier of (A) the Agent giving notice to the Borrower; and (B) the Borrower becoming aware of the failure to comply.

22.4	Misrepresentation

Any representation or statement made or deemed to be made by the Borrower in the Finance Documents or any other document delivered by or on behalf of the Borrower under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made, unless the circumstances giving rise to the misrepresentation or misstatement:

(a)	are capable of remedy; and

(b)

are remedied within ten Business Days of the earlier of (A) the Agent giving notice of the misrepresentation or misstatement to the Borrower; and (B) the Borrower becoming aware of the misrepresentation or misstatement.

For the avoidance of doubt, this clause 22.4 shall not extend to any representation or statement made or deemed to be made by the Borrower in relation to or in connection with clause 20 (Sustainability-linked Loan Provisions), in the Second Party Opinion, in any Sustainability Performance Certificate or any other relevant opinion, document or report of the SPC Verification Provider delivered in conjunction therewith, or otherwise in relation to any Sustainability Performance Target.

22.5	Cross default

(a)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(b)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(c)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

(d)

Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(e)

No Event of Default will occur under this clause 22.5 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than US$50,000,000 (or its equivalent in any other currency or currencies).

22.6	Insolvency

(a)

The Borrower or any Significant Subsidiary of the Borrower is or is presumed or deemed to be unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of the Borrower or any Significant Subsidiary of the Borrower is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of the Borrower or any Significant Subsidiary of the Borrower.

22.7	Insolvency proceedings

Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(a)

the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration, provisional supervision or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of the Borrower or any Significant Subsidiary of the Borrower other than a solvent liquidation or reorganisation of any member of the Group which is not the Borrower;

(b)

a composition or arrangement with any creditor of the Borrower or any Significant Subsidiary of the Borrower, or an assignment for the benefit of creditors generally of the Borrower or any Significant Subsidiary of the Borrower or a class of such creditors;

(c)

the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not the Borrower), receiver, administrator, administrative receiver, compulsory manager, provisional supervisor or other similar officer in respect of the Borrower or any Significant Subsidiary of the Borrower or any of its assets; or

(d)	enforcement of any Security over any assets of the Borrower or any Significant Subsidiary of the Borrower,

or any analogous procedure or step is taken in any jurisdiction.

Paragraph (a) above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

22.8	Creditors’ process

Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a member of the Group which has or is reasonably likely to have a Material Adverse Effect

22.9	Unlawfulness

It is or becomes unlawful for the Borrower to perform any of its obligations under the Finance Documents.

22.10	Repudiation

The Borrower repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

22.11	Cessation of business

The Borrower suspends or ceases to carry on all or a material part of its business or of the business of the Group taken as a whole.

22.12	Change of business

Any substantial change is made to the general nature of the business of the Borrower or the Group from that carried on at the date of this Agreement, except to the extent permitted by clause 21.7 (Change of business).

22.13	Material adverse change

Any event or circumstance (including disruption or continuation of such circumstance) has or is reasonably likely to have a Material Adverse Effect.

22.14	Material litigation or proceedings

Any litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect are commenced or threatened in writing against any member of the Group or its assets.

22.15	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

(a)	without prejudice to the participations of any Lender in any Loans then outstanding:

(i)	cancel the Commitments (and reduce them to zero), whereupon they shall immediately be cancelled (and reduced to zero); or

(ii)

cancel any part of any Commitment (and reduce such Commitment accordingly), whereupon the relevant part shall immediately be cancelled (and the relevant Commitment shall be immediately reduced accordingly); and/or

(b)

declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders.

23	Changes to the Lenders

23.1	Assignments and transfers by the Lenders

Subject to this clause 23, a Lender (the Existing Lender) may:

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender).

23.2	Conditions of assignment or transfer

(a)	The consent of the Borrower is not required for any assignment or transfer by a Lender pursuant to this clause 23.

(b)	A transfer will be effective only if the procedure set out in clause 23.5 (Procedure for transfer) is complied with.

(c)	An assignment will be effective on:

(i)

receipt by the Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will, in relation to the assigned rights, assume obligations to the other Parties equivalent to those it would have been under if it had been an Original Lender; and

(ii)

performance by the Agent of any “know your customer” checks or other similar checks required under any applicable law or regulation in relation to such assignment to a New Lender, the completion of which the Agent must notify to the Existing Lender and the New Lender promptly, and only if the procedure and conditions set out in clause 23.6 (Procedure for assignment) are complied with.

(d)	If:

(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents; and

(ii)	as a result of circumstances existing at the date the assignment or transfer occurs, the Borrower would be obliged to make a payment to the New Lender under clause 13 (Increased Costs),

then the New Lender is only entitled to receive payment under that clause to the same extent as the Existing Lender would have been if the assignment or transfer had not occurred.

23.3	Assignment or transfer fee

The New Lender shall, on the date falling five Business Days prior to the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of US$3,500.

23.4	Limitation of responsibility of Existing Lenders

(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

(ii)	the financial condition of the Borrower;

(iii)	the performance and observance by the Borrower of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:

(i)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of the Borrower and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

(ii)

will continue to make its own independent appraisal of the creditworthiness of the Borrower and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this clause 23; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by the Borrower of its obligations under the Finance Documents or otherwise.

23.5	Procedure for transfer

(a)

Subject to the conditions set out in clause 23.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement at least five Business Days prior to the proposed Transfer Date, execute that Transfer Certificate.

(b)

The Agent shall not be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct in relation to the transfer to such New Lender.

(c)	On the Transfer Date:

(i)

to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents each of the Borrower and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another under the Finance Documents shall be cancelled (being the Discharged Rights and Obligations);

(ii)

each of the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;

(iii)

each Administrative Party, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent each Administrative Party and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a “Lender”.

(d)

The procedure set out in this clause 23.5 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of transfer of such right or obligation or prohibit or restrict any transfer of such right or obligation, unless such prohibition or restriction shall not be applicable to the relevant transfer or each condition of any applicable restriction shall have been satisfied.

23.6	Procedure for assignment

(a)

Subject to the conditions set out in clause 23.2 (Conditions of assignment or transfer), an assignment may be effected in accordance with paragraph (c) below when the Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement at least five Business Days prior to the proposed Transfer Date, execute that Assignment Agreement.

(b)

The Agent shall not be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender unless it is satisfied that it has completed all “know your customer” and other similar procedures that it is required (or deems desirable) to conduct in relation to the assignment to such New Lender.

(c)	On the Transfer Date:

(i)	the Existing Lender will assign absolutely to the New Lender the rights under the Finance Documents expressed to be the subject of the assignment in the Assignment Agreement;

(ii)

the Existing Lender will be released by the Borrower and the other Finance Parties from the obligations owed by it (the Relevant Obligations) and expressed to be the subject of the release in the Assignment Agreement;

(iii)	the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations;

(iv)

if the assignment relates only to part of the Existing Lender’s participation in the outstanding Loans that part will be separated from the Existing Lender’s participation in the outstanding Loans, made an independent debt and assigned to the New Lender as a whole debt; and

(v)	the Agent’s execution of the Assignment Agreement as agent for the Borrower will constitute notice to the Borrower of the assignment.

(d)

Lenders may utilise procedures other than those set out in this clause 23.6 to assign their rights under the Finance Documents (but not, without the consent of the Borrower or unless in accordance with clause 23.5 (Procedure for transfer), to obtain a release by the Borrower from the obligations owed to the Borrower by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in clause 23.2 (Conditions of assignment or transfer).

(e)

The procedure set out in this clause 23.6 shall not apply to any right or obligation under any Finance Document (other than this Agreement) if and to the extent its terms, or any laws or regulations applicable thereto, provide for or require a different means of assignment of such right or release or assumption of such obligation or prohibit or restrict any assignment of such right or release or assumption of such obligation, unless such prohibition or restriction shall not be applicable to the relevant assignment, release or assumption or each condition of any applicable restriction shall have been satisfied.

23.7	Copy of Transfer Certificate or Assignment Agreement to Borrower

The Agent shall, within three Business Days from the Transfer Date, send to the Borrower a copy of that Transfer Certificate or Assignment Agreement.

23.8	Existing consents and waivers

A New Lender shall be bound by any consent, waiver, election or decision given or made by the relevant Existing Lender under or pursuant to any Finance Document prior to the coming into effect of the relevant assignment or transfer to such New Lender.

23.9	Exclusion of Agent’s liability

In relation to any assignment or transfer pursuant to this clause 23, each Party acknowledges and agrees that the Agent shall not be obliged to enquire as to the accuracy of any representation or warranty made by a New Lender in respect of its eligibility as a Lender.

23.10	Universal Succession (Assignments and Transfers)

If a Lender is to be merged with any other person by universal succession, such Lender shall, at its own cost within 45 days of that merger provide to the Agent:

(a)

an original or certified true copy of a legal opinion issued by a qualified legal counsel practising law in its jurisdiction of incorporation confirming that all such Lender’s assets, rights and obligations generally have been duly vested in the succeeding entity who has succeeded to all relationships as if those assets, rights and obligations had been originally acquired, incurred or entered into by the succeeding entity; and

(b)

an original or certified true copy of a written confirmation by either the Lender’s legal counsel or such other legal counsel acceptable to the Agent and for the benefit of the Agent (in its capacity as agent of the Lenders) that the laws of Hong Kong and of the jurisdiction in which the Facility Office of such Lender is located recognise such merger by universal succession under the relevant foreign laws, whereupon a transfer and novations of all such Lender’s assets, rights and obligations to its succeeding entity shall have been, or be deemed to have been, duly effected as at the date of the said merger.

If such Lender, in a universal succession, does not comply with the requirements under this clause 23.10, the Agent has the right to decline to recognise the succeeding entity and demand such Lender and the succeeding entity to either sign and deliver a Transfer Certificate to the Agent evidencing the disposal of all rights and obligations of such Lender to that succeeding entity, or provide or enter into such documents, or make such arrangements acceptable to the Agent (acting on the advice of the Lender’s legal counsel (any legal costs so incurred shall be borne by the relevant Lender)) in order to establish that all rights and obligations of the relevant Lender under this Agreement have been transferred to and assumed by the succeeding entity.

23.11	Security over Lenders’ rights

In addition to the other rights provided to Lenders under this clause 23, each Lender may without consulting with or obtaining consent from the Borrower, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)

any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)

release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)

require any payments to be made by the Borrower other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

24	Changes to the Borrower

24.1	Assignments and transfers by Borrower

The Borrower may not assign any of its rights or transfer any of its rights or obligations under the Finance Documents, except with the prior written consent of all the Lenders.

25	Role of the Administrative Parties

25.1	Appointment of the Agent

(a)	Each Finance Party (other than the Agent) appoints the Agent to act as its agent under and in connection with the Finance Documents.

(b)

Each Finance Party (other than the Agent) authorises the Agent to perform the duties, obligations and responsibilities and to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Finance Documents together with any other incidental rights, powers, authorities and discretions.

25.2	Instructions

(a)	The Agent shall:

(i)

unless a contrary indication appears in a Finance Document, exercise or refrain from exercising any right, power, authority or discretion vested in it as Agent in accordance with any instructions given to it by:

(A)	all Lenders if the relevant Finance Document stipulates the matter is an all-Lender decision; and

(B)	in all other cases, the Majority Lenders; and

(ii)

not be liable for any act (or omission) if it relies on any such instruction or acts (or refrains from acting) in accordance with paragraph (i) above (or, if this Agreement stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders (as applicable)).

(b)

The Agent shall be entitled to request instructions, or clarification of any instruction, from the Majority Lenders (or, if the relevant Finance Document stipulates the matter is a decision for any other Lender or group of Lenders, from that Lender or group of Lenders) as to whether, and in what manner, it should exercise or refrain from exercising any right, power, authority or discretion. The Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.

(c)

Save in the case of decisions stipulated to be a matter for any other Lender or group of Lenders under the relevant Finance Document and unless a contrary indication appears in a Finance Document, any instructions given to the Agent by the Majority Lenders shall override any conflicting instructions given by any other Parties and will be binding on all Finance Parties.

(d)

The Agent may refrain from acting in accordance with any instructions of any Finance Party or group of Finance Parties until it has received any indemnification and/or security that it may in its discretion require (which may be greater in extent than that contained in the Finance Documents and which may include payment in advance) for any cost, loss or liability which it may incur in complying with those instructions.

(e)	In the absence of instructions, the Agent may act (or refrain from acting) as it considers in its discretion to be appropriate.

(f)	The Agent is not authorised to act on behalf of a Lender (without first obtaining that Lender’s consent) in any legal or arbitration proceedings relating to any Finance Document.

25.3	Duties of the Agent

(a)	The Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.

(b)	Subject to paragraph (c) below, the Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.

(c)	Without prejudice to clause 23.7 (Copy of Transfer Certificate or Assignment Agreement to Borrower), paragraph (b) above shall not apply to any Transfer Certificate or any Assignment Agreement.

(d)	Except where a Finance Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(e)

If the Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.

(f)

If the Agent is aware of the non-payment of any principal, interest, arrangement fee or other fee payable to a Finance Party (other than to any Administrative Party) under this Agreement, it shall promptly notify the other Finance Parties.

(g)	The Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance Documents to which it is expressed to be a party (and no others shall be implied).

25.4	Role of the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers, the Arrangers and the Sustainability-linked Loan Coordinators

Except as specifically provided in the Finance Documents, none of the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers, the Arrangers and the Sustainability-linked Loan Coordinators has obligations of any kind to any other Party under or in connection with any Finance Document.

25.5	No fiduciary duties

(a)	Nothing in any Finance Document constitutes any Administrative Party as a trustee or fiduciary of any other person.

(b)	No Administrative Party shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

25.6	Regulatory position

Nothing in this Agreement shall require the Agent to carry on an activity of the kind specified by any provision of Part 1 of Schedule 5 of the Securities and Futures Ordinance (Cap. 571) of the laws of Hong Kong, or to lend money to the Borrower in its capacity as the Agent.

25.7	Money held as banker

The Agent shall be entitled to deal with money paid to it by any person for the purposes of this Agreement in the same manner as other money paid to a banker by its customers except that it shall not be liable to account to any person for any interest or other amounts in respect of the money.

25.8	Business with the Group

Any Administrative Party may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

25.9	Abatement of fees

The fees, commissions and expenses payable to the Agent for services rendered and the performances of its obligations under this Agreement shall not be abated by any remuneration or other amounts or profits receivable by the Agent (or by any of its associates) in connection with any transaction effected by the Agent with or for the Lenders or the Borrower.

25.10	Rights and discretions of the Agent

(a)	The Agent may:

(i)	rely on any representation, communication, notice or document believed by it to be genuine, correct and appropriately authorised:

(ii)	assume that:

(A)	any instructions received by it from the Majority Lenders, any Lender or any group of Lenders are duly given in accordance with the terms of the Finance Documents; and

(B)	unless it has received notice of revocation, those instructions have not been revoked; and

(iii)	rely on a certificate from any person:

(A)	as to any matter of fact or circumstance which might reasonably be expected to be within the knowledge of that person; or

(B)	to the effect that such person approves of any particular dealing, transaction, step, action or thing,

as sufficient evidence that that is the case and, in the case of paragraph (A) above, may assume the truth and accuracy of that certificate.

(b)	The Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:

(i)	no Default has occurred (unless it has actual knowledge of a Default arising under clause 22.1 (Non-payment)); and

(ii)	any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised.

(c)

The Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(d)

Without prejudice to the generality of paragraph (c) above or paragraph (e) below, the Agent may at any time engage and pay for the services of any lawyers to act as independent counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent in its reasonable opinion deems this to be necessary.

(e)

The Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional advisers or experts (whether obtained by the Agent or by any other Party) and shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as a result of its so relying.

(f)	The Agent may act in relation to the Finance Documents through its officers, employees and agents.

(g)	Unless a Finance Document expressly provides otherwise the Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

(h)

Notwithstanding any other provision of any Finance Document to the contrary, no Administrative Party is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

(i)

Notwithstanding any provision of any Finance Document to the contrary, the Agent is not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

25.11	Responsibility for documentation

No Administrative Party is responsible or liable for:

(a)

the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by any Administrative Party, the Borrower or any other person given in or in connection with any Finance Document or the Information Memorandum or the transactions contemplated in the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; or

(c)

any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

25.12	No duty to monitor

The Agent shall not be bound to enquire:

(a)	whether or not any Default has occurred;

(b)	as to the performance, default or any breach by any Party of its obligations under any Finance Document; or

(c)	whether any other event specified in any Finance Document has occurred.

25.13	Exclusion of liability

(a)	Without limiting paragraph (b) below (and without prejudice to any other provision of any Finance Document excluding or limiting the liability of the Agent), the Agent will not be liable for:

(i)

any damages, costs or losses to any person, any diminution in value, or any liability whatsoever arising as a result of taking or not taking any action under or in connection with any Finance Document, unless directly caused by its gross negligence or wilful misconduct;

(ii)

exercising, or not exercising, any right, power, authority or discretion given to it by, or in connection with, any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, any Finance Document, other than by reason of its gross negligence or wilful misconduct; or

(iii)

without prejudice to the generality of paragraphs (i) and (ii) above, any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including for negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of:

(A)	any act, event or circumstance not reasonably within its control; or

(B)	the general risks of investment in, or the holding of assets in, any jurisdiction,

including (in each case) such damages, costs, losses, diminution in value or liability arising as a result of: nationalisation, expropriation or other governmental actions; any regulation, currency restriction, devaluation or fluctuation; market conditions affecting the execution or settlement of transactions or the value of assets (including any Disruption Event); breakdown, failure or malfunction of any third party transport, telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.

(b)

No Party (other than the Agent) may take any proceedings against any officer, employee or agent of the Agent in respect of any claim it might have against the Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and any officer, employee or agent of the Agent may rely on this clause 25 subject to clause 1.3 (Third party rights) and the provisions of the Third Parties Ordinance.

(c)

The Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by the Agent if the Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Agent for that purpose.

(d)	Nothing in this Agreement shall oblige any Administrative Party to conduct:

(i)	any “know your customer” or other procedures in relation to any person; or

(ii)	any check on the extent to which any transaction contemplated by this Agreement might be unlawful for any Lender or for any Affiliate of any Lender,

on behalf of any Lender and each Lender confirms to each Administrative Party that it is solely responsible for any such procedures or check it is required to conduct and that it shall not rely on any statement in relation to such procedures or check made by any Administrative Party.

(e)

Without prejudice to any provision of any Finance Document excluding or limiting the Agent’s liability, any liability of the Agent arising under or in connection with any Finance Document shall be limited to the amount of actual loss which has been suffered (as determined by reference to the date of default of the Agent or, if later, the date on which the loss arises as a result of such default) but without reference to any special conditions or circumstances known to the Agent at any time which increase the amount of that loss. In no event shall the Agent be liable for any loss of profits, goodwill, reputation, business opportunity or anticipated saving, or for special, punitive, indirect or consequential damages, whether or not the Agent has been advised of the possibility of such loss or damages.

(f)	The provisions of this clause 25.13 shall survive the termination or expiry of this Agreement or the resignation or removal of the Agent.

25.14	Lenders’ indemnity to the Agent

(a)

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Agent, within three Business Days of demand, against any cost, loss or liability (including for negligence or any other category of liability whatsoever) incurred by the Agent (otherwise than by reason of the Agent’s gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to clause 27.10 (Disruption to payment systems etc.), notwithstanding the Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) in acting as Agent under the Finance Documents (unless the Agent has been reimbursed by the Borrower pursuant to a Finance Document).

(b)

The indemnity given by a Party under or in connection with a Finance Document is a continuing obligation, independent of the party’s other obligations under or in connection with that or any other Finance Document and survives after that Finance Document is terminated. It is not necessary for a Finance Party to pay any amount or incur any expense before enforcing an indemnity under or in connection with this Agreement or any other Finance Document.

25.15	Resignation of the Agent

(a)	The Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Lenders and the Borrower.

(b)

Alternatively, the Agent may resign by giving 30 days’ notice to the other Lenders and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Agent.

(c)

If the Majority Lenders have not appointed a successor Agent in accordance with paragraph (b) above within 30 days after notice of resignation was given, the retiring Agent (after consultation with the Borrower) may appoint a successor Agent.

(d)	[reserved]

(e)

The retiring Agent shall make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Finance Documents.

(f)	The Agent’s resignation notice shall only take effect upon the appointment of a successor.

(g)

Upon the appointment of a successor, the retiring Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under paragraph (d) above) but shall remain entitled to the benefit of clause 15.3 (Indemnity to the Agent) and this clause 25 (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date). Any successor and each of the other Parties shall have the same rights and obligations among themselves as they would have had if such successor had been an original Party.

(h)

After consultation with the Borrower, the Majority Lenders may, by notice to the Agent, require it to resign in accordance with paragraph (b) above. In this event, the Agent shall resign in accordance with paragraph (b) above and all costs and expenses incurred as a result of such resignation shall be borne by the Lenders who required the Agent’s resignation under this paragraph (h).

(i)

The Agent shall resign in accordance with paragraph (b) above if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Agent under the Finance Documents:

(i)

the Agent fails to respond to a request under clause 12.1 (FATCA information) and the Borrower or a Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Agent pursuant to clause 12.1 (FATCA information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Agent notifies the Borrower and the Lenders that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date,

and (in each case) the Borrower or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Borrower or that Lender, by notice to the Agent, requires it to resign.

25.16	Confidentiality

(a)

In acting as agent for the Finance Parties, the Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)	If information is received by another division or department of the Agent, it may be treated as confidential to that division or department and the Agent shall not be deemed to have notice of it.

(c)

The Agent shall not be obliged to disclose to any Finance Party any information supplied to it by the Borrower or any Affiliates of the Borrower on a confidential basis and for the purpose of evaluating whether any waiver or amendment is or may be required or desirable in relation to any Finance Document.

25.17	Relationship with the Lenders

(a)

The Agent may treat the person shown in its records as Lender at the opening of business (in the place of the Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and

(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

(b)

Any Lender may by notice to the Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under clause 29.5 (Electronic communication)) electronic mail address and/or any other information required to enable the transmission of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as a notification of a substitute address, fax number, electronic mail address (or such other information), department and officer by that Lender for the purposes of clause 29.2 (Addresses) and clause 29.5(a)(ii) (Electronic communication) and the Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

25.18	Credit appraisal by the Lenders

Without affecting the responsibility of the Borrower for information supplied by it or on its behalf in connection with any Finance Document, each Lender confirms to each Administrative Party that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(c)

whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(d)

the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Agent, any Party or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document.

25.19	Agent’s management time

Any amount payable to the Agent under clause 15.3 (Indemnity to the Agent), clause 16 (Costs and Expenses) and clause 25.14 (Lenders’ indemnity to the Agent) shall include the cost of utilising the Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Agent under clause 11 (Fees).

25.20	Deduction from amounts payable by the Agent

If any Party owes an amount to the Agent under the Finance Documents the Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

25.21	Amounts paid in error

(a)

If the Agent pays an amount to another Party and the Agent notifies that Party reasonably promptly that such payment was an Erroneous Payment then the Party to whom that amount was paid by the Agent shall on demand refund the same to the Agent.

(b)	Neither:

(i)	the obligations of any Party to the Agent; nor

(ii)	the remedies of the Agent,

(whether arising under this clause 25.21 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this clause 25.21(b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Agent or any other Party).

(c)

All payments to be made by a Party to the Agent (whether made pursuant to this clause 25.21 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

(d)	In this Agreement, “Erroneous Payment” means a payment of an amount by the Agent to another Party which the Agent determines (in its sole discretion) was made in error.

26	Sharing among the Finance Parties

26.1	Payments to Finance Parties

If a Finance Party (a Recovering Finance Party) receives or recovers (whether by set-off or otherwise) any amount from the Borrower other than in accordance with clause 27 (Payment Mechanics) (a Recovered Amount) and applies that amount to a payment due under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery to the Agent;

(b)

the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with clause 27 (Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and

(c)

the Recovering Finance Party shall, within three Business Days of demand by the Agent, pay to the Agent an amount (the Sharing Payment) equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with clause 27.5 (Partial payments).

26.2	Redistribution of payments

The Agent shall treat the Sharing Payment as if it had been paid by the Borrower and distribute it between the Finance Parties (other than the Recovering Finance Party) (the Sharing Finance Parties) in accordance with clause 27.5 (Partial payments) towards the obligations of the Borrower to the Sharing Finance Parties.

26.3	Recovering Finance Party’s rights

(a)

On a distribution by the Agent under clause 26.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from the Borrower, as between the Borrower and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by the Borrower.

(b)

If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph (a) above, the Borrower shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.

26.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)

each Sharing Finance Party shall, upon request of the Agent, pay to the Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the Redistributed Amount); and

(b)

at the time of the request by the Agent under paragraph (a) above, the Sharing Finance Party will be subrogated to the rights of the Recovering Finance Party in respect of the relevant Redistributed Amount; and

(c)

if and to the extent that the Sharing Finance Party is not able to rely on its rights under paragraph (b) above as between the Borrower and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by the Borrower.

26.5	Exceptions

(a)	This clause 26 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this clause 26 have a valid and enforceable claim against the Borrower.

(b)

A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and

(ii)

that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

27	Payment Mechanics

27.1	Payments to the Agent

(a)

On each date on which a Party is required to make a payment under a Finance Document, that Party shall make the same available to the Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Agent, in each case, specifies.

27.2	Distributions by the Agent

(a)

Each payment received by the Agent under the Finance Documents for another Party shall, subject to clause 27.3 (Distributions to the Borrower) and clause 27.4 (Clawback and pre-funding) be made available by the Agent as soon as reasonably practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Agent by not less than five Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency.

(b)

The Agent shall distribute payments received by it in relation to all or any part of a Loan to the Lender indicated in the records of the Agent as being so entitled on that date provided that the Agent is authorised to distribute payments to be made on the date on which any transfer becomes effective pursuant to clause 23 (Changes to the Lenders) to the Lender so entitled immediately before such transfer took place regardless of the period to which such sums relate.

27.3	Distributions to the Borrower

The Agent may (with the consent of the Borrower or in accordance with clause 28 (Set-off)) apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

27.4	Clawback and pre-funding

(a)

Where a sum is to be paid to the Agent under the Finance Documents for another Party, the Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

Unless paragraph (c) below applies, if the Agent pays an amount to another Party and it proves to be the case that the Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Agent shall on demand refund the same to the Agent together with interest on that amount from the date of payment to the date of receipt by the Agent, calculated by the Agent to reflect its cost of funds.

(c)

If the Agent has notified the Lenders that it is willing to make available amounts for the account of the Borrower before receiving funds from the Lenders then if and to the extent that the Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrower:

(i)	the Agent shall notify the Borrower of that Lender’s identity and the Borrower shall on demand refund it to the Agent; and

(ii)

the Lender by whom those funds should have been made available or, if that Lender fails to do so, the Borrower shall on demand pay to the Agent the amount (as certified by the Agent) which will indemnify the Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

27.5	Partial payments

(a)

If the Agent receives a payment that is insufficient to discharge all the amounts then due and payable by the Borrower under the Finance Documents, the Agent shall apply that payment towards the obligations of the Borrower under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid amount owing to any Administrative Party under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee (other than as provided in paragraph (i) above) or commission due but unpaid under the Finance Documents;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Agent shall, if so directed by the Majority Lenders, vary the order set out in paragraphs (a)(ii) to (a)(iv) above.

(c)	Paragraphs (a) and (b) above will override any appropriation made by the Borrower.

27.6	No set-off by Borrower

All payments to be made by the Borrower under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

27.7	Business Days

(a)

Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement, interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

27.8	Currency of account

(a)	Subject to clauses 27.8(b) and 27.8(c) below, US dollars is the currency of account and payment for any sum due from the Borrower under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than US dollars shall be paid in that other currency.

27.9	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Agent (after consultation with the Borrower); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Market and otherwise to reflect the change in currency.

27.10	Disruption to payment systems etc.

If either the Agent determines (in its discretion) that a Disruption Event has occurred or the Agent is notified by the Borrower that a Disruption Event has occurred:

(a)

the Agent may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facilities as the Agent may deem necessary in the circumstances;

(b)

the Agent shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)

the Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)

any such changes agreed upon by the Agent and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of clause 33 (Amendments and Waivers);

(e)

the Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this clause 27.10; and

(f)	the Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.

28	Set-off

A Finance Party may set off any matured obligation due from the Borrower under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

29	Notices

29.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax, letter or subject to clause 29.5 (Electronic communication) email.

29.2	Addresses

The address, fax number and email (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)

in the case of each of the Borrower, the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers, the Arrangers and the Sustainability-linked Loan Coordinators, that identified with its name below;

(b)	in the case of each Lender, that notified in writing to the Agent on or prior to the date on which it becomes a Party; and

(c)	in the case of the Agent, that identified with its name below,

or any substitute address, fax number or department or officer as the Party may notify to the Agent (or the Agent may notify to the other Parties, if a change is made by the Agent) by not less than five Business Days’ notice.

29.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will be effective:

(i)	if by way of fax, only when received in legible form; or

(ii)	if by way of letter, only when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under clause 29.2 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Agent will be effective only when actually received by the Agent and then only if it is sent to the correct email address(es) or, in the case of a fax or a letter, expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as the Agent shall specify for this purpose).

(c)	All notices from or to the Borrower shall be sent through the Agent.

(d)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (c) above, after 5p.m. in the place of receipt shall be deemed only to become effective on the following day.

29.4	Notification of address and fax number

Promptly upon changing its address or fax number, the Agent shall notify the other Parties (other than the Sustainability-linked Loan Coordinators, the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers and the Arrangers) provided that the Agent shall not be obliged to notify any other Party of any change in the address or fax number of any other Party.

29.5	Electronic communication

(a)

Any communication or document to be made or delivered by one Party to another under or in connection with the Finance Documents may be made or delivered by electronic mail or other electronic means (including by way of posting to a secure website) if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the transmission of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.

(b)

Any such electronic communication or delivery as specified in paragraph (a) above to be made between the Borrower and a Finance Party may only be made in that way to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication or delivery.

(c)

Any such electronic communication or delivery as specified in paragraph (a) above made or delivered by one Party to another will be effective only when actually received (or made available) in readable form and in the case of any electronic communication or document made or delivered by a Party to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

(d)

Any electronic communication or document which becomes effective, in accordance with paragraph (c) above, after 5 p.m. in the place in which the Party to whom the relevant communication or document is sent or made available has its address for the purpose of this Agreement shall be deemed only to become effective on the following day.

(e)

Any reference in a Finance Document to a communication being sent or received or a document being delivered shall be construed to include that communication or document being made available in accordance with this clause 29.5.

29.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

30	Calculations and Certificates

30.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

30.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

30.3	Day count convention and interest calculation

(a)	Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:

(i)

on the basis of the actual number of days elapsed and (in the case of a Compounded Rate Loan) a year of 360 days or (in the case of a Term Rate Loan) a year of 365 days (or, in any case where the practice in the Relevant Market differs, in accordance with that market practice); and

(ii)	subject to paragraph (b) below, without rounding.

(b)	The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by the Borrower under a Finance Document shall be rounded to 2 decimal places.

31	Partial Invalidity

If, at any time, any provision of a Finance Document is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

32	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any Finance Document on the part of any Finance Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law and may be waived only in writing and specifically.

33	Amendments and Waivers

33.1	Required consents

(a)

Subject to clause 33.2 (All-Lender matters) and clause 33.3 (Other exceptions), any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and the Borrower and any such amendment or waiver will be binding on all Parties.

(b)	The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this clause 33.

33.2	All-Lender matters

An amendment or waiver of any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of Majority Lenders in clause 1.1 (Definitions);

(b)	the receipt of the documents and other evidence specified in clause 4.1 (Initial conditions precedent);

(c)	an extension to the date of payment of any amount under the Finance Documents;

(d)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(e)	a change in currency of payment of any amount under the Finance Documents;

(f)

an increase in any Commitment, an extension of the Availability Period or any requirement that a cancellation of Commitments reduces the Commitments of the Lenders rateably under the relevant Facility;

(g)	any provision which expressly requires the consent of all the Lenders; or

(h)

clause 2.3 (Finance Parties’ rights and obligations), clause 5.1 (Delivery of a Utilisation Request), clause 7.1 (Illegality), clause 7.2 (Change of control), clause 7.9 (Application of prepayments), clause 23 (Changes to the Lenders), clause 24 (Changes to the Borrower), clause 26 (Sharing among the Finance Parties), this clause 33, clause 37 (Governing Law), or clause 38.1 (Jurisdiction of Hong Kong courts), shall not be made without the prior consent of all the Lenders.

33.3	Other exceptions

An amendment or waiver which relates to the rights or obligations of an Administrative Party may not be effected without the consent of that Administrative Party.

33.4	Replacement of Rate

(a)

Notwithstanding clause 33.2 (All-Lender matters) and subject to clause 33.3 (Other exceptions), if a Published Rate Replacement Event has occurred in relation to any Published Rate for a currency which can be selected for a Loan, any amendment or waiver which relates to:

(i)	providing for the use of a Replacement Benchmark in relation to that currency in place of that Published Rate;

(ii)	(A) aligning any provision of any Finance Document to the use of that Replacement Benchmark;

(B)

enabling that Replacement Benchmark to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Benchmark to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Benchmark;

(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Benchmark; or

(E)

adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Benchmark (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Borrower.

(b)

An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Compounded Rate Loan under this Agreement to any recommendation of a Relevant Nominating Body which:

(i)	relates to the use of the RFR on a compounded basis in the international or any relevant domestic syndicated loan markets; and

(ii)	is issued on or after the date of this Agreement,

may be made with the consent of the Agent (acting on the instructions of the Majority Lenders) and the Borrower.

33.5	Excluded Commitments

If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any term of any Finance Document (other than a consent, waiver, amendment referred to in paragraphs (c), (d) or (f) of clause 33.2 (All-Lender matters)) or any other vote of Lenders under the terms of this Agreement within 15 Business Days of that request being made, unless the Borrower and the Agent agree to a longer time period in relation to such request:

(a)

its Commitment(s) shall not be included for the purpose of calculating the Total Commitments under the relevant Facility when ascertaining whether any relevant percentage (including, for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request; and

(b)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

34	Confidential Information

34.1	Confidentiality

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by clause 34.2 (Disclosure of Confidential Information) and clause 34.3 (Disclosure to numbering service providers), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

34.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)

to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, partners, insurers, insurance brokers, service providers and Representatives, head office and branch offices such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is made aware in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)

to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(ii)

with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or the Borrower and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(iii)

appointed by any Finance Party or by a person to whom paragraph (i) or (ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including any person appointed under paragraph (b) of clause 25.17 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph (i) or (ii) above;

(v)

to whom information is required or requested to be disclosed by any court or tribunal of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to clause 23.11 (Security over Lenders’ rights);

(viii)	who is a Party; or

(ix)

(other than in the case of Confidential Information in relation to any Finance Party) with the consent of the Borrower or (in the case of Confidential Information in relation to a Finance Party) with the consent of such relevant Finance Party;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)

in relation to paragraphs (i), (ii) and (iii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)

in relation to paragraph (iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information; or

(C)

in relation to paragraphs (v), (vi) and (vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)

to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph (c) if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrower and the relevant Finance Party; and

(d)

to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Borrower if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.

34.3	Disclosure to numbering service providers

(a)

Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or the Borrower the following information:

(i)	name of the Borrower;

(ii)	country of domicile of the Borrower;

(iii)	place of incorporation of the Borrower;

(iv)	date of this Agreement;

(v)	clause 37 (Governing Law);

(vi)	the names of the Agent, the Mandated Lead Arrangers and Bookrunners, the Mandated Lead Arrangers, the Lead Arrangers and the Arrangers;

(vii)	date of each amendment and restatement of this Agreement;

(viii)	amounts of, and names of, the Facilities (and any tranches);

(ix)	amount of Total Commitments;

(x)	currency of the Facilities

(xi)	type of Facilities;

(xii)	ranking of Facilities;

(xiii)	Final Repayment Date for Facilities;

(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and

(xv)	such other information agreed between such Finance Party and the Borrower,

to enable such numbering service provider to provide its usual syndicated loan numbering identification services.

(b)

The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or the Borrower by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	The Borrower represents that none of the information set out in paragraphs (a)(i) to (a)(xv) above is, nor will at any time be, unpublished price-sensitive information.

(d)	The Agent shall notify the Borrower and the other Finance Parties of:

(i)	the name of any numbering service provider appointed by the Agent in respect of this Agreement, the Facilities and/or the Borrower; and

(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or the Borrower by such numbering service provider.

34.4	Data privacy

The Agent may collect, use and disclose personal data about the Borrower and other Finance Parties (if it is an individual) or individuals associated with the Borrower and/or Finance Parties (whether or not it is an individual), so that the Agent can carry out its obligations to the Borrower and/or, as the case may be, Finance Party and for other related purposes, including auditing, monitoring and analysis of its business, fraud and crime prevention, money laundering, legal and regulatory compliance, and the marketing by the Agent or members of HSBC Group of other services. The Agent may also transfer the personal data to any country (including countries outside where the Agent provides the services to be provided under the terms of this Agreement where there may be less stringent data protection laws) to process information on the Agent’s behalf. Where it is processed by the Agent of its agents or delegates within the HSBC Group, the personal data will be protected by security measures and a degree of care to which all members of the HSBC Group and their staff are subject and will only be used in accordance with the Agent’s instructions.

34.5	Entire agreement

This clause 34 constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

34.6	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

34.7	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)

of the circumstances of any disclosure of Confidential Information made pursuant to paragraph (b)(v) of clause 34.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this clause 34.

34.8	Continuing obligations

The obligations in this clause 34 are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)	the date on which all amounts payable by the Borrower under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

35	Confidentiality of Funding Rates

35.1	Confidentiality and disclosure

(a)	The Agent and the Borrower agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.

(b)	The Agent may disclose:

(i)	any Funding Rate to the Borrower pursuant to clause 8.5 (Notification of rates of interest); and

(ii)

any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Agent and the relevant Lender.

(c)	The Agent and the Borrower may disclose any Funding Rate to:

(i)

any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this paragraph (i) is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)

any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances;

(iii)

any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of the Agent or the Borrower, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender.

35.2	Related obligations

(a)

The Agent and the Borrower acknowledge that each Funding Rate is or may be price-sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Agent and the Borrower undertake not to use any Funding Rate for any unlawful purpose.

(b)	The Agent and the Borrower agree (to the extent permitted by law and regulation) to inform the relevant Lender:

(i)

of the circumstances of any disclosure made pursuant to paragraph (c)(ii) of clause 35.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this clause 35.

35.3	No Event of Default

No Event of Default will occur under clause 22.3 (Other obligations) by reason only of the Borrower’s failure to comply with this clause 35.

36	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

37	Governing Law

This Agreement is governed by the laws of Hong Kong.

38	Enforcement

38.1	Jurisdiction of Hong Kong courts

(a)

The courts of Hong Kong have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including any dispute regarding the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of Hong Kong are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This clause 38.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

38.2	Waiver of immunities

The Borrower irrevocably waives, to the extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from:

(a)	suit;

(b)	jurisdiction of any court;

(c)	relief by way of injunction or order for specific performance or recovery of property;

(d)	attachment of its assets (whether before or after judgment); and

(e)

execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any proceedings in the courts of any jurisdiction (and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any immunity in any such proceedings).

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

Original Lenders

Schedule 2

Conditions Precedent

Schedule 3

Requests

Schedule 4

Form of Transfer Certificate

Schedule 5

Form of Assignment Agreement

Schedule 6

Form of Compliance Certificate

Schedule 7

Timetables

Schedule 8

Sustainability Performance Targets

Schedule 9

Form of Sustainability Performance Certificate

Schedule 10

Form of Incremental Facility Notice

Schedule 11

Banking (Exposure Limits) Rules

Schedule 12

Compounded Rate Terms

Schedule 13

Daily Non-Cumulative Compounded RFR Rate

Schedule 14

Cumulative Compounded RFR Rate

SIGNATORIES

The Borrower

TRIP.COM GROUP LIMITED

攜程集團有限公司

/s/ Danmin Chen
By: Danmin Chen
Title: VP Finance

Contact Details

Address:

Attention:

Telephone:

Fax:

E-mail address:

The Mandated Lead Arranger and Bookrunner

For and on behalf of:

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH (CHINA CONSTRUCTION BANK CORPORATION IS A COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

/s/ Alias Leung
By: Alias Leung
Title: Head of Risk Management Division

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Mandated Lead Arranger and Bookrunner

For and on behalf of:

DBS BANK LTD. (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)

/s/ Andy Yung
By: Andy Yung
Title: Senior Vice President

Contact Details (for credit matters):

Address:

Attention:

Telephone:

Fax:

E-mail:

Contact Details (for operations matters):

Address:

Attention:

Telephone:

Fax:

E-mail:

The Mandated Lead Arranger and Bookrunner

For and on behalf of:

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

/s/ Jeff Lim
By: Jeff Lim
Title: Head of Loans Origination, Hong Kong
Leveraged & Acquisition Finance
Global Banking

Contact Details:

Address:

Fax:

Attention:

The Mandated Lead Arranger and Bookrunner

For and on behalf of:

STANDARD CHARTERED BANK (HONG KONG) LIMITED

/s/ Amit Lakhwani
By: Amit Lakhwani
Title: Managing Director
Head of Loan Syndicate, Asia-Pacific
Financing Risk, Global Credit Markets

Contact Details:

Address:

Fax:

Email:

Attention:

The Mandated Lead Arranger and Bookrunner

For and on behalf of:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH (seal)

/s/ Wang Heng
By: Wang Heng
Title: The President

Contact Details (for credit matters):

Address:

Attention:

Telephone:

Fax:

E-mail:

Contact Details (for operations matters):

Address:

Attention:

Telephone:

Fax:

E-mail:

The Mandated Lead Arranger

For and on behalf of:

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH (seal)

/s/ Li Yonghui
By: Li Yonghui
Title: President

Notice details

For credit matters:

Address:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH (INCORPORATED IN PRC WITH LIMITED LIABILITY)

BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH (seal)

/s/ Zhu Mu
By: Zhu Mu
Title: Deputy General Manager

Notice details

For credit matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

/s/ Chen Bun, Carmen	/s/ LO LOK KI
By: Chen Bun, Carmen (AS096)	LO LOK KI (AS114)
Title: General Manager Structured and Capital Finance Department	Section Head Documentation (Commercial)

Notice details

For credit matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH (seal)

/s/ ZHAO YUAN XIN
By: ZHAO YUAN XIN
Title: HEAD OF CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH

Notice details

For credit matters:

Address:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH (seal)

/s/ Xu Zhengfang
By: Xu Zhengfang
Title: Authorized Signatory

Notice details

For credit matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

SHANGHAI RURAL COMMERCIAL BANK CHANGNING BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Li Bin
By: Li Bin
Title: GM of Branch

Notice details

For credit matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

For operations matters:

Address:
Fax:
Telephone:
Email:
Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY)

/s/ Emily Lim
By: Emily Lim
Title: Head of Loan Origination

The Mandated Lead Arranger

For and on behalf of:

CHINA MERCHANTS BANK SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA MERCHANTS BANK SHANGHAI BRANCH (seal)

/s/ Shi Shunhua
By: Shi Shunhua
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

The Mandated Lead Arranger

For and on behalf of:

NANYANG COMMERCIAL BANK, LIMITED

/s/ Lee Tsz Kin, Eddy	/s/ Law Chun Chung, John
By: Lee Tsz Kin, Eddy	Law Chun Chung, John
Title: Assistant Chief Executive	Head of Corporate Business Division One

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Lead Arranger

For and on behalf of:

CHINA BOHAI BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

/s/ Tony Gao/ Brian Wang
By: Tony Gao/ Brian Wang
Title: Assistant Chief Executive Officer/General Manager

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Lead Arranger

For and on behalf of:

CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH

CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH (seal)

/s/ Ma Ning
By: Ma Ning
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

The Lead Arranger

For and on behalf of:

CHINA EVERBRIGHT BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Stephen Lau	/s/ Nancy Wu
By: Stephen Lau劉耀杰	Nancy Wu 武楠
Title: Head of Corporate Banking II	Deputy Chief Executive Officer

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Lead Arranger

For and on behalf of:

CMB WING LUNG BANK LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

/s/ Fan Fei	/s/ Liu Haitao
By: Fan Fei	Liu Haitao
Title: Head of New Economy Sector Strategic Department	Head of Global Financing Department

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Lead Arranger

For and on behalf of:

CMB WING LUNG BANK LIMITED SHANGHAI BRANCH (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

CMB WING LUNG BANK LIMITED SHANGHAI BRANCH (seal)

/s/ Xin Haiyan
By: Xin Haiyan
Title: Branch Manager

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Arranger

For and on behalf of:

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)

/s/ LI MING
By: LI MING
Title: Deputy CEO

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Arranger

For and on behalf of:

SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD., ACTING THROUGH ITS HONG KONG BRANCH

/s/ Zhu Jun	/s/ Wu Yue
By: Zhu Jun	Wu Yue
Title: Deputy Chief Executive Officer	General Manager of Investment Banking Department II

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Arranger

For and on behalf of:

THE BANK OF EAST ASIA (CHINA) LIMITED SHANGHAI BRANCH 東亞銀行(中國)有限公司上海分行 (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Xu, Summer Hui
By: Xu, Summer Hui
Title: GM of Shanghai Branch

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Arranger

For and on behalf of:

CHONG HING BANK LIMITED

/s/ Chin Yee Man	/s/ Cheung Sing Shing, Sunderland
By: Chin Yee Man	Cheung Sing Shing, Sunderland
Title: Authorized Signatory	Senior Vice President

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

The Original Lender

For and on behalf of:

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH (CHINA CONSTRUCTION BANK CORPORATION IS A COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

/s/ Alias Leung
By: Alias Leung
Title: Head of Risk Management Division

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

Payment Details (HKD)

Beneficiary:

Swift Code:

Bank Code:

Branch Code:

Reference:

The Original Lender

For and on behalf of:

DBS BANK (HONG KONG) LIMITED

/s/ Chang Yen Lian
By: Chang Yen Lian Specimen Signature No. 010934
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Reference:

Payment Details (HKD)

Beneficiary:

Swift Code:

Bank Code:

Branch Code:

Account No.:

Reference:

The Original Lender

For and on behalf of:

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

/s/ Owen T J Lun	/s/ Monique W M Wong
By: Owen T J Lun 17096	Monique W M Wong 062356
Title: Authorized Signatory	Authorized Signatory

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

Payment Details (HKD)

Receiving Bank Name:

Swift Code:

Account Name:

Account No.:

Reference:

The Original Lender

For and on behalf of:

STANDARD CHARTERED BANK (HONG KONG) LIMITED

/s/ Gao Ying
By: Gao Ying
Title: Managing Director Client Coverage Corporate, Commercial and Institutional Banking

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Payment Details (HKD)

Beneficiary:

Swift Code:

Bank Code:

Account No.:

The Original Lender

For and on behalf of:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH (seal)

/s/ Wang Heng
By: Wang Heng
Title: The President

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Payment Details (HKD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

The Original Lender

For and on behalf of:

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH

AGRICULTURAL BANK OF CHINA SHANGHAI BRANCH CHANGNING SUB-BRANCH (seal)

/s/ Li Yonghui
By: Li Yonghui
Title: President

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/USD)

Account Bank:

Swift Code:

Account Name:

Account No.:

The Original Lender

For and on behalf of:

BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH (INCORPORATED IN PRC WITH LIMITED LIABILITY)

BANK OF COMMUNICATIONS CO., LTD. SHANGHAI MUNICIPAL BRANCH CHANGNING SUB-BRANCH (seal)

/s/ Zhu Mu
By: Zhu Mu
Title: Deputy General Manager

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Account Bank:

Swift Code:

Account Name:

Account No.:

Payment Details (HKD)

Correspondent Bank:

Swift Code:

Account Bank:

Swift Code:

Account Name:

Account No.:

The Original Lender

For and on behalf of:

BANK OF COMMUNICATIONS (HONG KONG) LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

/s/ Chen Bun, Carmen	/s/ LO LOK KI
By: Chen Bun, Carmen (AS096)	LO LOK KI (AS114)
Title: General Manager Structured and Capital Finance Department	Section Head Documentation (Commercial)

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/USD)

Bank:

Bank Code:

Swift Code:

Account No.:

Account Name:

The Original Lender

For and on behalf of:

CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH (seal)

/s/ ZHAO YUAN XIN
By: ZHAO YUAN XIN
Title: HEAD OF CHINA CITIC BANK CORPORATION LIMITED, SHANGHAI BRANCH

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Account Bank:

Swift Code:

Account Name:

Account No.:

Reference:

Payment Details (HKD)

Correspondent Bank:

Swift Code:

Account Bank:

Swift Code:

Account Name:

Account No.:

Reference:

The Original Lender

For and on behalf of:

CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA ZHESHANG BANK CO., LTD. SHANGHAI BRANCH (seal)

/s/ Xu Zhengfang
By: Xu Zhengfang
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/USD)

Correspondent Bank:

Swift Code:

Account Name:

Account No.:

The Original Lender

For and on behalf of:

SHANGHAI RURAL COMMERCIAL BANK CHANGNING BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Li Bin
By: Li Bin
Title: GM of Branch

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/USD)

Swift Code:

Account Name:

Account No.:

The Original Lender

For and on behalf of:

MIZUHO BANK, LTD. (INCORPORATED IN JAPAN WITH LIMITED LIABILITY), HONG KONG BRANCH

/s/ Micky Gu
By: Micky Gu
Title: Managing Director

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Receiving Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

Reference:

The Original Lender

For and on behalf of:

CHINA MERCHANTS BANK SHANGHAI BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

CHINA MERCHANTS BANK SHANGHAI BRANCH (seal)

/s/ Shi Shunhua
By: Shi Shunhua
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/USD)

Correspondent Bank:

Swift Code:

Account Name:

Account No.:

Reference:

The Original Lender

For and on behalf of:

NANYANG COMMERCIAL BANK, LIMITED

/s/ Lee Tsz Kin, Eddy	/s/ Law Chun Chung, John
By: Lee Tsz Kin, Eddy	Law Chun Chung, John
Title: Assistant Chief Executive	Head of Corporate Business Division One

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details

For RTGS (HKD/USD)

Beneficiary:

Swift Code:

Bank Code:

Account No.:

Reference:

For SWIFT (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

The Original Lender

For and on behalf of:

CHINA BOHAI BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

/s/ Tony Gao/ Brian Wang
By: Tony Gao/ Brian Wang
Title: Assistant Chief Executive Officer/General Manager

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

VIA SWIFT

Correspondent Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

Reference:

VIA RTGS

Bank Code:

Beneficiary Bank:

Swift Code:

Reference:

The Original Lender

For and on behalf of:

CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH

CHINA EVERBRIGHT BANK COMPANY LIMITED SHANGHAI BRANCH (seal)

/s/ Ma Ning
By: Ma Ning
Title: Authorized Signatory

Notice details

For credit matters:

Address:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Account Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

The Original Lender

For and on behalf of:

CHINA EVERBRIGHT BANK CO., LTD., HONG KONG BRANCH (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Stephen Lau	/s/ Nancy Wu
By: Stephen Lau 劉耀杰	Nancy Wu 武楠
Title: Head of Corporate Banking II	Deputy Chief Executive Officer

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

Payment Details (HKD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Reference:

The Original Lender

For and on behalf of:

CMB WING LUNG BANK LIMITED (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

/s/ Fan Fei	/s/ Liu Haitao
By: Fan Fei	Liu Haitao
Title: Head of New Economy Sector Strategic Department	Head of Global Financing Department

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

VIA RTGS

Beneficiary:

Swift Code:

Bank Code:

Account No.:

Reference:

VIA SWIFT

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Reference:

The Original Lender

For and on behalf of:

CMB WING LUNG BANK LIMITED SHANGHAI BRANCH (INCORPORATED IN HONG KONG WITH LIMITED LIABILITY)

CMB WING LUNG BANK LIMITED SHANGHAI BRANCH (seal)

/s/ Xin Haiyan
By: Xin Haiyan
Title: Branch Manager

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD/ USD)

Correspondent Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

The Original Lender

For and on behalf of:

CHINA MINSHENG BANKING CORP., LTD. HONG KONG BRANCH (A JOINT STOCK LIMITED COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA)

/s/ LI MING
By: LI MING
Title: Deputy CEO

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD (RTGS))

Account Name:

Swift Code:

Account No.:

Reference:

Payment Details (USD (SWIFT))

Account Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

Reference:

The Original Lender

For and on behalf of:

SHANGHAI PUDONG DEVELOPMENT BANK CO., LTD., ACTING THROUGH ITS HONG KONG BRANCH

/s/ Zhu Jun	/s/ Ambrose Wong
By: Zhu Jun	Ambrose Wong
Title: Deputy Chief Executive Officer	General Manager of Corporate Banking I

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

Payment Details (HKD)

Beneficiary:

Bank Code:

Swift Code:

Account No.:

The Original Lender

For and on behalf of:

THE BANK OF EAST ASIA (CHINA) LIMITED SHANGHAI BRANCH 東亞銀行(中國)有限公司上海分行 (INCORPORATED IN THE PRC WITH LIMITED LIABILITY)

/s/ Xu, Summer Hui
By: Xu, Summer Hui
Title: GM of Shanghai Branch

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (USD)

Correspondent Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

Reference:

Payment Details (HKD)

Correspondent Bank:

Swift Code:

Account Name:

Swift Code:

Account No.:

Reference:

The Original Lender

For and on behalf of:

CHONG HING BANK LIMITED

/s/ Chin Yee Man	/s/ Cheung Sing Shing, Sunderland
By: Chin Yee Man (A-36)	Cheung Sing Shing, Sunderland
Title: Authorized Signatory	Senior Vice President

Notice details

For credit matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

For operations matters:

Address:

Fax:

Telephone:

Email:

Attention (Name/Department):

Payment Details (HKD)

By CHATS/RTGS

Beneficiary:

Swift Code:

Bank Code:

Account Name:

Account No.:

Reference:

By SWIFT

Correspondent Bank:

Swift Code:

Beneficiary:

Swift Code:

Account No.:

Reference:

The Sustainability-linked Loan Coordinator

For and on behalf of:

CHINA CONSTRUCTION BANK CORPORATION HONG KONG BRANCH (CHINA CONSTRUCTION BANK CORPORATION IS A COMPANY INCORPORATED IN THE PEOPLE’S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

/s/ Jimmy Li
By: Jimmy Li
Title: Acting Division Head Transaction Banking & Capital Market

The Sustainability-linked Loan Coordinator

For and on behalf of:

DBS BANK LTD. (INCORPORATED IN SINGAPORE WITH LIMITED LIABILITY)

/s/ Chang Yen Lian
By: Chang Yen Lian
Specimen Signature No. 010934
Title: Authorized Signatory

The Sustainability-linked Loan Coordinator

For and on behalf of:

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

/s/ Jeff Lim
By: Jeff Lim
Title: Head of Loans Origination, Hong Kong
Leveraged & Acquisition Finance
Global Banking

The Sustainability-linked Loan Coordinator

For and on behalf of:

STANDARD CHARTERED BANK (HONG KONG) LIMITED

/s/ Tracy Tsui Chi Wong Harris
By: Tracy Tsui Chi Wong Harris
Title: Managing Director, Head of Sustainable Finance Asia

The Sustainability-linked Loan Coordinator

For and on behalf of:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH

INDUSTRIAL AND COMMERCIAL BANK OF CHINA SHANGHAI CAO HE JING HI-TECH PARK SUB-BRANCH (seal)

/s/ Wang Heng
By: Wang Heng
Title: The President

The Agent

For and on behalf of:

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

/s/ Helen MOK
By: Helen MOK
Title: Vice President

Contact Details:

Address:

Fax:

Attention: